Registration No. 333-17633
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                        POST-EFFECTIVE AMENDMENT NO. 4 TO


                                    FORM S-6

                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
        OF SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM N-8B-2


         SEPARATE ACCOUNT I
                 of
     THE EQUITABLE LIFE ASSURANCE                 Edward D. Miller, President
        SOCIETY OF THE UNITED STATES     The Equitable Life Assurance Society of
      (Exact Name of Trust)                         the United States
     THE EQUITABLE LIFE ASSURANCE             1290 Avenue of the Americas
      SOCIETY OF THE UNITED STATES              New York, New York 10104
       (Exact Name of Depositor)         (Name and Address of Agent for Service)
      1290 Avenue of the Americas
        New York, New York 10104
    (Address of Depositor's Principal
           Executive Offices)


                     ---------------------------------------

              Telephone Number, Including Area Code: (212) 554-1234

                    ----------------------------------------

                  Please send copies of all communications to:


      BETH N.LOWSON                               with a copy to:
         Counsel                                Thomas C. Lauerman
  The Equitable Life Assurance           Freedman, Levy, Kroll & Simonds
  Society of the United States      1050 Connecticut Avenue, N.W., Suite 825
  1290 Avenue of the Americas                 Washington, D.C. 20036
   New York, New York 10104



                    ----------------------------------------

      Securities Being Registered: Units of Interest in Separate Account I

It is proposed that this filing will become effective (check appropriate line):


_____ immediately upon filing pursuant to paragraph (b) of Rule 485

__X__ on (May 1, 2000) pursuant to paragraph (b) of Rule 485

_____ 60 days after filing pursuant to paragraph (a) of Rule 485

_____ on (date) pursuant to paragraph (a) of Rule 485

The Equitable Life Assurance Society
of the United States

Variable Life Insurance Policies

     The Champion
     SP-1
     Basic Policy
     Expanded Policy

PROSPECTUS SUPPLEMENT DATED MAY 1, 2000

--------------------------------------------------------------------------------

This supplement updates certain information in the most recent prospectus you received for your Equitable variable life insurance policy listed above, and in any prior supplements to that prospectus.*

EQUITABLE. The information under the heading "Equitable" in your prospectus is updated as follows:

EQUITABLE. We are The Equitable Life Assurance Society of the United States (Equitable or Equitable Life), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a subsidiary of AXA Financial, Inc. (previously The Equitable Companies Incorporated). The majority shareholder of AXA Financial, Inc. is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the policies.

AXA Financial, Inc. and its consolidated subsidiaries managed approximately $462.7 billion in assets as of December 31, 1999. For more than 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands.
Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

HOW TO REACH US. To obtain (1) any forms you need for communicating with us, and
(2) any other information or materials that we provide in connection with your policy or the portfolios, you can contact us:


---------------------------------------------------------
BY MAIL:
---------------------------------------------------------
at the Post Office Box for our Administrative Office:
Equitable Life
P.O. Box 1047
Charlotte, N.C.  28201-1047

---------------------------------------------------------
BY EXPRESS DELIVERY ONLY:
---------------------------------------------------------
At the Street Address for our Administrative Office:
Equitable Life
National Operations Center
10840 Ballantyne Commons Parkway
Charlotte, N.C. 28277

---------------------------------------------------------
BY TOLL-FREE PHONE:
---------------------------------------------------------
1-888-855-5100
(automated system available 22 hours a day, from 6AM to 4AM, Eastern Time; customer service representative available weekdays 8 AM to 9 PM, Eastern Time)

---------------

* The dates of such prior prospectuses are listed for your information in Appendix C to this supplement. You should keep this supplement with your prospectus and any previous prospectus supplement. We will send you another copy of any prospectus or supplement, without charge, on written request.

   Copyright 2000 The Equitable Life Assurance Society of the United States.
                              All rights reserved.

                                                                           E2430

--------------------------------------------------------------------------------

2
---------------------------------------------------------
BY E-MAIL:
---------------------------------------------------------
life-service@equitable.com


---------------------------------------------------------
BY FAX:
---------------------------------------------------------
1-704-540-9714


---------------------------------------------------------
BY INTERNET:
---------------------------------------------------------

Our Web site (www.equitable.com) can also provide information; some of the forms listed below are available for you to print out through our Web site by clicking on "Contact Us." You can also access your policy information through our Web site by enrolling in EQAccess.


Any request for authorization to make telephone transfers by a person who is not both the insured person and the owner must be on a specific authorization form we provide for that purpose. We also have specific forms that we recommend you use for the following:

      (a)   policy surrenders;
      (b)   address changes;
      (c)   beneficiary changes;
      (d)   transfers between investment options; and
      (e)   changes in allocation percentages for premiums.


You can change your allocation and/or transfer among investment options (1) by toll-free phone or (2) over the Internet, through EQAccess. This feature is anticipated to be available in EQAccess by the end of 2000. For more information about transaction requests you can make by phone or over the Internet, see "Telephone and EQAccess Requests" below.


Except for properly authorized telephone or Internet transactions, any notice or request that does not use our standard form must be in writing. It must be dated and signed by you and should also specify your name, the insured person's name (if different), your policy number, and adequate details about the notice you wish to give or other action you wish us to take. We may require you to return your policy to us before we make certain policy changes that you request.


The proper person to sign forms, notices and requests would normally be the owner or any other person that our procedures permit to exercise the right or privilege in question. If there are joint owners, all must sign. Any irrevocable beneficiary or assignee that we have on our records also must sign certain types of requests.


You should send all requests and notices to our Administrative Office at the addresses specified above. We will also accept requests and notices by fax at the above number, if we believe them to be genuine. We reserve the right, however, to require an original signature before acting on any faxed item. You must send premium payments for which we have billed you to the address shown on the billing notice. Other payments must be sent to our Administrative Office at the above addresses.


TELEPHONE AND EQACESS REQUESTS. If you are both the sole owner and the insured person under your policy, you may call 1-888-855-5100 (toll free) from a touch tone phone to make the following types of requests:

    o   policy loans
    o   changes of address
    o   changes of premium allocation percentages
    o   transfers among investment options (Funds)


If you are not both the insured person and the owner, you may send us a signed telephone transfer

--------------------------------------------------------------------------------

3


authorization form. Once we have the form on file, we will provide you with a toll-free telephone number to make transfers.


By the end of 2000, we anticipate that you will be able to make transfers among investment options (Funds) and changes in premium allocation percentages over the Internet. You may do this by visiting our Web site and enrolling in EQAccess. This service may not always be available. Generally, the restrictions relating to telephone transactions apply to EQAccess transactions.


We allow only one request for telephone transfers each day (although that request can cover multiple transfers), and we will not allow you to revoke a telephone transfer. If you are unable to reach us by telephone, you should send a written transfer request to our Administrative Office.


For security purposes, all telephone requests are automatically tape-recorded and are invalid if the information given is incomplete or any portion of the request is inaudible. We have established procedures reasonably designed to confirm that telephone instructions are genuine. These include requiring personal identification information from the caller and providing subsequent written confirmation of the instructions.


If you wish to participate in EQAccess, you must first agree to the terms and conditions set forth in our EQAccess Online Services Agreement, which you can find at our Web site. For security purposes, you may not initiate any transactions relating to your policy for five (5) days after you have elected to use EQAccess. We will send you a confirmation letter by first class mail. Additionally, you will be required to use a password and protect it from unauthorized use. We will provide subsequent written confirmation of any EQAccess transactions. We will assume that all instructions received through EQAccess from anyone using your password are given by you; however, we reserve the right to refuse to process any transaction and/or block access to EQAccess if we have reason to believe the instructions given are unauthorized.


If we do not employ reasonable procedures to confirm the genuineness of telephone or Internet instructions, we may be liable for any losses arising out of any act or omission that constitutes negligence, lack of good faith, or willful misconduct. In light of our procedures, we will not be liable for following telephone or Internet instructions that we reasonably believe to be genuine.


We reserve the right to refuse to process any telephone or Internet transactions if we have reason to believe that the request compromises the general security and/or integrity of our automated systems (see discussion of "Market timing" below).


Any telephone or Internet transaction request that you make after the close of a business day (which is usually 4:00 p.m. Eastern Time) will be processed as of the next business day. During times of extreme market activity, or for other reasons, you may be unable to contact us to make a telephone or Internet request. If this occurs, you should submit a written transaction request to our Administrative Office. We reserve the right to discontinue telephone or Internet transactions, or modify the procedures and conditions for such transactions, at any time.


MARKET TIMING. You should note that the product is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy, making programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the underlying mutual fund portfolio. Market timing strategies are disruptive to the underlying mutual fund portfolios in which the variable investment options invest. If we determine that your transfer patterns among the variable investment options reflect a market timing strategy, we reserve the right to take

--------------------------------------------------------------------------------

4


action including, but not limited to: restricting the availability of transfers through telephone requests, facsimile transmissions, automated telephone services, Internet services or any electronic transfer services. We may also refuse to act on transfer instructions of an agent acting under a power of attorney who is acting on behalf of more than one owner.


INVESTMENT PORTFOLIOS. Your policy offers the six investment Portfolios listed in the table below.


In addition to the other charges we make under your policy, you also bear your proportionate share of all fees and expenses paid by a Portfolio that corresponds to any variable investment option (Fund) you are using. The table below shows the fees and expenses paid by each Portfolio for the year ended December 31, 1999, except as otherwise noted. These fees and expenses are reflected in the Portfolio's net asset value each day. Therefore, they reduce the investment return of the Portfolio and of the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. All figures are expressed as an annual percentage of each Portfolio's daily average net assets.



----------------------------------------------------------------------------------------------------------------------
                                                                      1999 FEES AND EXPENSES
                                             -------------------------------------------------------------------------
                                                                                                   TOTAL ANNUAL
                                               MANAGEMENT FEE(1)        OTHER EXPENSES(2)           EXPENSES(3)
----------------------------------------------------------------------------------------------------------------------
Alliance Money Market                                0.34%                    0.05%                   0.39%
Alliance Intermediate Government                     0.50%                    0.07%                   0.57%
  Securities
Alliance High Yield                                  0.60%                    0.05%                   0.65%
Alliance Common Stock                                0.46%                    0.04%                   0.50%
EQ/Aggressive Stock(4)                               0.60%                    0.04%                   0.64%
EQ/Balanced(5)                                       0.57%                    0.05%                   0.62%

-------------------
(1) The management fees shown reflect revised management fees, effective on or about May 1, 2000, which were approved by shareholders. The management fee for each Portfolio cannot be increased without a vote of each Portfolio's shareholders.

(2) On October 18, 1999 the Portfolios became part of EQ Advisors Trust. Other Expenses for these Portfolios have been restated to reflect the estimated expenses that would have been incurred, had these Portfolios been portfolios of EQ Advisors Trust for the full year ended December 31, 1999. The restated expenses reflect an increase of 0.01% for each of these Portfolios.


(3) Equitable Life credited each variable investment option daily to offset investment management fees and other expenses of the Portfolios that exceed a 0.25% effective annual rate.

(4) Formerly named "Alliance Aggressive Stock". Effective May 1, 2000, Massachusetts Financial Services Company joined Alliance Capital Management L.P. as an investment advisor for this Portfolio.

(5) Formerly named "Alliance Balanced." Effective May 1, 2000, Capital Guardian Trust Company, Jennison Associates LLC and Prudential Investments Fund Management LLC joined Alliance Capital Management LP as investment advisors for this Portfolio.
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE. Footnote 6 to the Separate Account I financial statements set forth below contains information about the net return for each Fund (variable investment option). The attached prospectus for EQ Advisors Trust contains rates of return and other performance information of the Portfolios for various periods ended December 31, 1999. Remember, the changes in the Account/Cash Value of your policy depend not only on the performance of the Portfolios, but also on the deductions and charges under your policy. To obtain

--------------------------------------------------------------------------------

5

the current index values of the Funds, call (888) 855-5100.


The index values and the information reported in footnote 6 for all policies are computed using gross rates of return for the corresponding Portfolios of EQ Advisors Trust, reduced only by a daily asset charge for investment management services corresponding to an effective annual rate of 0.25% and by the mortality and expense risk charge deducted from Separate Account assets.



LONG-TERM MARKET TRENDS. Appendix B to this supplement presents historical return trends for various types of securities which may be useful for understanding how different investment strategies may affect long-term results.


DISTRIBUTION. Because of its activities in distributing our products, AXA Advisors, LLC (the successor to EQ Financial Consultants, Inc.) is the "principal underwriter" (as defined in the Investment Company Act of 1940) of our variable life insurance policies. In 1997, 1998 and 1999 we paid AXA Advisors a fee of $325,380 annually for its services as such.


ILLUSTRATIONS OF POLICY BENEFITS. The tables under this caption in your prospectus have not been restated to reflect a more current Portfolio expense assumption. For a personalized illustration reflecting the fees and expenses under your policy, contact your financial professional.


DELETION OF CERTAIN INFORMATION. The following information that appears in your prospectus is deleted:


    o all quotations of investment yield or return that are based on the historical investment performance of the available Portfolios under your policy; and all illustrations of policy values based on such historical performance.

    o  all information about the portfolios' investment objectives and policies.


MANAGEMENT. A list of our directors and, to the extent they are responsible for variable life insurance operations, our principal officers and a brief statement of their business experience for the past five years is contained in Appendix A to this supplement.


FINANCIAL STATEMENTS. The financial statements of Separate Account I as of December 31, 1999 and for the three years in the period ended December 31, 1999 and the financial statements of Equitable Life as of December 31, 1999 and 1998 and for the three years in the period ended December 31, 1999 included in this prospectus supplement have been so included in reliance on the reports of PriceWaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


The financial statements of Equitable Life contained in this prospectus supplement should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the policies. They should not be considered as bearing upon the investment experience of the Funds in the Separate Account.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I+



INDEX TO FINANCIAL STATEMENTS

Report of Independent Accountants.....................................................................................      FSA-2
Financial Statements:
  Statements of Assets and Liabilities, December 31, 1999.............................................................      FSA-3
  Statements of Operations for the Years Ended December 31, 1999, 1998 and 1997.......................................      FSA-4
  Statements of Changes in Net Assets for the Years Ended December 31, 1999, 1998 and 1997............................      FSA-7
  Notes to Financial Statements.......................................................................................     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Accountants.....................................................................................        F-1
Consolidated Financial Statements:
  Consolidated Balance Sheets, December 31, 1999 and 1998.............................................................        F-2
  Consolidated Statements of Earnings, Years Ended December 31, 1999, 1998 and 1997...................................        F-3
  Consolidated Statements of Shareholder's Equity, Years Ended December 31, 1999, 1998 and 1997.......................        F-4
  Consolidated Statements of Cash Flows, Years Ended December 31, 1999, 1998 and 1997.................................        F-5
  Notes to Consolidated Financial Statements..........................................................................        F-6












+ Formerly known as Equitable Variable Life Insurance Company
  Separate Account I.


                                     FSA-1

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors of
The Equitable Life Assurance Society of the United States and Policyowners of Separate Account I of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the following Variable Investment Options: Alliance Money Market, Alliance Intermediate Government Securities, Alliance High Yield, Alliance Common Stock, Alliance Aggressive Stock and Alliance Balanced ("EQ Advisors Trust Variable Investment Options"), separate Variable Investment Options of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account I at December 31, 1999 and the results of each of their operations and changes in each of their net assets for the years indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares owned in The EQ Advisors Trust at December 31, 1999 with the transfer agent, provide a reasonable basis for the opinion expressed above. The rates of return information presented in Note 6 for the year ended December 31, 1992 and for each of the periods indicated prior thereto, were audited by other independent accountants whose report dated February 16, 1993 expressed an unqualified opinion on the financial statements containing such information.







PricewaterhouseCoopers LLP
New York, New York
February 1, 2000

                                     FSA-2

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I+

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1999


                                                                ALLIANCE
                                                 ALLIANCE     INTERMEDIATE   ALLIANCE       ALLIANCE       ALLIANCE
                                                   MONEY       GOVERNMENT      HIGH          COMMON       AGGRESSIVE     ALLIANCE
                                                  MARKET       SECURITIES      YIELD          STOCK          STOCK       BALANCED
                                                -----------    ----------    ----------   ------------    -----------   -----------
ASSETS
Investments in shares of The Trust--
  at market value (Note 2)
  Cost: $ 63,963,900..........................  $65,683,288
           3,195,246..........................                 $3,156,606
           4,373,946..........................                               $3,890,912
         500,523,924..........................                                            $969,492,146
          21,144,565..........................                                                            $32,816,741
          23,330,857..........................                                                                          $31,553,964
Receivable for Trust shares sold..............       21,092           141         9,859        523,008         17,348            --
Receivable for policy-related transactions....           --            --     4,522,590             --             --            --
                                                -----------    ----------    ----------   ------------    -----------   -----------
   Total Assets...............................   65,704,380     3,156,747     8,423,361    970,015,154     32,834,089    31,553,964
                                                -----------    ----------    ----------   ------------    -----------   -----------
LIABILITIES
Payable for Trust shares purchased............           --            --            --             --             --           505
Payable for policy-related transactions.......      593,640        99,471            --     10,487,136        637,248       786,368
                                                -----------    -----------   ----------   ------------    -----------   -----------
   Total Liabilities..........................      593,640        99,471            --     10,487,136        637,248       786,873
                                                -----------    ----------    ----------   ------------    -----------   -----------
NET ASSETS                                       65,110,740     3,057,276     8,423,361    959,528,018     32,196,841    30,767,091
Amount retained by Equitable Life in
 Separate Account I (Note 4)..................      729,029           200        18,407         72,300        156,283       123,486
Net Assets Attributable to Policyowners.......   64,381,711     3,057,076     8,404,954    959,455,718     32,040,558    30,643,605
                                                -----------    ----------    ----------   ------------    -----------   -----------
NET ASSETS....................................  $65,110,740    $3,057,276    $8,423,361   $959,528,018    $32,196,841   $30,767,091
                                                ===========    ==========    ==========   ============    ===========   ===========

-------------------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company
  Separate Account I.



                                     FSA-3

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I+

STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          ALLIANCE INTERMEDIATE
                                                                      ALLIANCE MONEY MARKET               GOVERNMENT SECURITIES
                                                              ------------------------------------    -----------------------------
                                                                 1999         1998         1997         1999      1998       1997
                                                              ----------   ----------   ----------    --------  --------   --------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Trust...............................  $2,766,202   $3,153,072   $3,366,581    $162,696  $145,592   $137,112
   Expenses (Note 3):
     Mortality and expense risk charges.....................     325,238      335,841      356,208      18,006    13,885     13,205
                                                              ----------   ----------   ----------    --------  --------   --------
NET INVESTMENT INCOME.......................................   2,440,964    2,817,231    3,010,373     144,690   131,707    123,907
                                                              ----------   ----------   ----------    --------  --------   --------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments......................      72,321       51,252       59,690      (3,978)   (2,287)   (17,902)
   Realized gain distribution from The Trust................       2,064        2,062        4,452          --        --         --
                                                              ----------   ----------   ----------    --------  --------   --------
NET REALIZED GAIN (LOSS)....................................      74,385       53,314       64,142      (3,978)   (2,287)   (17,902)
                                                              ----------   ----------   ----------    --------  --------   --------
   Unrealized appreciation (depreciation) on
    investments:
     Beginning of period....................................   1,394,527    1,135,927    1,075,067     113,774    51,390     (8,352)
     End of period..........................................   1,719,388    1,394,527    1,135,927     (38,639)  113,774     51,390
                                                              ----------   ----------   ----------    --------  --------   --------
   Change in unrealized appreciation (depreciation)
    during the period.......................................     324,861      258,600       60,860    (152,413)   62,384     59,742
                                                              ----------   ----------   ----------    --------  --------   --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS......     399,246      311,914      125,002    (156,391)   60,097     41,840
                                                              ----------   ----------   ----------    --------  --------   --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS............................................  $2,840,210   $3,129,145   $3,135,375   $ (11,701) $191,804   $165,747
                                                              ==========   ==========   ==========   =========  ========   ========

-------------------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company
  Separate Account I.


                                     FSA-4

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I+

STATEMENTS OF OPERATIONS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                               ALLIANCE HIGH YIELD                    ALLIANCE COMMON STOCK
                                                       ----------------------------------  ----------------------------------------
                                                          1999        1998        1997         1999           1998           1997
                                                       ---------   ----------  ----------  ------------   ------------  ------------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Trust......................... $ 452,233   $1,217,316  $1,041,499  $  5,200,151   $  4,725,737    $3,385,572
   Expenses (Note 3):
     Mortality and expense risk charges...............    39,346       59,700      58,315     4,357,333      3,668,569     3,330,338
                                                       ---------   ----------  ----------  ------------   ------------  ------------
NET INVESTMENT INCOME.................................   412,887    1,157,616     983,184       842,818      1,057,168        55,234
                                                       ---------   ----------  ----------  ------------   ------------  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments................  (583,488)    (261,266)      9,606     3,862,367      6,681,344     3,504,655
   Realized gain distribution from The Trust..........    10,016      208,883     479,789   128,469,637     98,608,770    51,391,926
                                                       ---------   ----------  ----------  ------------   ------------  -----------
NET REALIZED GAIN (LOSS)..............................  (573,472)     (52,383)    489,395   132,332,004    105,290,114    54,896,581
                                                       ---------   ----------  ----------  ------------   ------------  ------------
   Unrealized appreciation (depreciation) on
    investments:
     Beginning of period..............................  (277,713)   1,523,154   1,121,972   407,121,643    326,516,677   225,953,424
     End of period....................................  (483,035)    (277,713)  1,523,154   468,968,222    407,121,643   326,516,677
                                                       ---------   ----------  ----------  ------------   ------------  ------------
   Change in unrealized appreciation (depreciation)
    during the period.................................  (205,322)   (1,800,867)    401,182    61,846,579     80,604,966  100,563,253
                                                       ---------   ----------  ----------  ------------   ------------  ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS ......................................  (778,794)   (1,853,250)    890,577   194,178,583    185,895,080  155,459,834
                                                       ---------   ----------  ----------  ------------   ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS...................................... $(369,907)  $ (695,634) $1,873,761  $195,021,401   $186,952,248  $155,515,068
                                                       =========   ==========  ==========  =============  ============  ============

-------------------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company
  Separate Account I.


                                     FSA-5

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I+

STATEMENTS OF OPERATIONS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                              ALLIANCE AGGRESSIVE STOCK                    ALLIANCE BALANCED
                                                        --------------------------------------   -----------------------------------
                                                            1999         1998          1997         1999        1998        1997
                                                        -----------   -----------   ----------   ----------  ----------  ----------
INCOME AND EXPENSES:
   Income (Note 2):
     Dividends from The Trust.........................  $    98,465   $   139,359   $   47,306   $  826,743  $  697,516  $  781,799
   Expenses (Note 3):
     Mortality and expense risk charges...............      149,739       156,750      170,451      139,369     129,786     135,761
                                                        -----------   -----------   ----------   ----------  ----------  ----------
NET INVESTMENT INCOME.................................      (51,274)      (17,391)    (123,145)     687,374     567,730     646,038
                                                        -----------   -----------   ----------   ----------  ----------  ----------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (Note 2):
   Realized gain (loss) on investments................        4,825      (315,599)      76,451        3,120     119,236   1,949,712
   Realized gain distribution from The Trust..........    1,917,536     1,473,447    2,723,125    2,913,137   2,290,133   1,201,493
                                                        -----------   -----------   ----------   ----------  ----------  ----------
NET REALIZED GAIN (LOSS)..............................    1,922,361     1,157,848    2,799,576    2,916,257   2,409,369   3,151,205
                                                        -----------   -----------   ----------   ----------  ----------  ----------
   Unrealized appreciation (depreciation) on
    investments:
     Beginning of period..............................    8,404,030     9,705,400    9,264,943    7,167,624   5,906,698   6,078,817
     End of period....................................   11,672,176     8,404,030    9,705,400    8,223,106   7,167,624   5,906,698
                                                        ------------  ------------  -----------  ----------- ----------  ----------
   Change in unrealized appreciation (depreciation)
    during the period........... .....................    3,268,146    (1,301,370)     440,457    1,055,482   1,260,926    (172,119)
                                                        ------------  ------------  -----------  ----------- ----------  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS..........................................    5,190,507      (143,522)   3,240,033    3,971,739   3,670,295   2,979,086
                                                        ------------  ------------  -----------  ----------- ----------  ----------
NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS............................  $ 5,139,233   $  (160,913)  $3,116,888   $4,659,113  $4,238,025  $3,625,124
                                                        ===========   ===========  ===========  ===========  ==========  ==========

-------------------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company
  Separate Account I.

                                     FSA-6

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I+

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31,


                                                                                                        ALLIANCE INTERMEDIATE
                                                                     ALLIANCE MONEY MARKET              GOVERNMENT SECURITIES
                                                       --------------------------------------  ------------------------------------
                                                           1999          1998        1997         1999         1998         1997
                                                       -----------   -----------  -----------  ----------   -----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
   Net investment income.............................  $ 2,440,964   $ 2,817,231  $ 3,010,373  $  144,690   $  131,707   $  123,907
   Net realized gain (loss)..........................       74,385        53,314       64,142      (3,978)      (2,287)     (17,902)
   Change in unrealized appreciation
   (depreciation) on investments.............. ......      324,861       258,600       60,860    (152,413)      62,384       59,742
                                                       -----------   -----------  -----------  ----------   -----------  ----------
   Net increase (decrease) in net assets
    from operations........................ .........    2,840,210     3,129,145    3,135,375     (11,701)     191,804      165,747
                                                       -----------   -----------  -----------  ----------   -----------  ----------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).............................    3,795,566     4,119,585    4,450,131      99,121       89,474      114,119
   Benefits and other policy-related
    transactions (Note 3) ...........................   (5,870,072)   (7,638,018)  (7,167,470)   (423,729)    (606,977)    (287,994)
   Net transfers among funds.........................       (3,482)      278,051   (1,383,334)    236,006      881,155      125,025
                                                       -----------   -----------  -----------  ----------   -----------  ----------
   Net increase (decrease) in net assets
    from policy-related transactions ................   (2,077,988)   (3,240,382)  (4,100,673)    (88,602)     363,652      (48,850)
                                                       -----------   -----------  -----------  ----------   -----------  ----------
NET INCREASE (DECREASE) IN AMOUNT RETAINED
 BY EQUITABLE LIFE IN SEPARATE ACCOUNT I (Note 4)....     (165,463)   (1,136,967)          --     (66,558)     182,054           --
                                                       -----------   -----------  -----------  ----------   -----------  ----------
INCREASE (DECREASE) IN NET ASSETS....................      596,759    (1,248,204)    (965,298)   (166,861)     737,510      116,897
NET ASSETS BEGINNING OF PERIOD.......................   64,513,981    65,762,185   66,727,483   3,224,137    2,486,627    2,369,730
                                                       -----------   -----------  -----------  ----------   -----------  ----------
NET ASSETS END OF PERIOD.............................  $65,110,740   $64,513,981  $65,762,185  $3,057,276   $3,224,137   $2,486,627
                                                       ===========   ===========  ===========  ===========  ==========   ==========

-------------------
+ Formerly known as Equitable Variable Life Insurance Company
  Separate Account I.


                                     FSA-7

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I+

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
FOR THE YEARS ENDED DECEMBER 31,

                                                                 ALLIANCE HIGH YIELD                   ALLIANCE COMMON STOCK
                                                    --------------------------------------- ---------------------------------------
                                                       1999          1998          1997         1999         1998          1997
                                                    ----------    -----------  ------------ ------------ ------------- ------------
INCREASE (DECREASE) IN NET ASSETS:
 FROM OPERATIONS:
   Net investment income..........................  $  412,887   $ 1,157,616   $   983,184  $    842,818 $  1,057,168  $     55,234
   Net realized gain (loss).......................    (573,472)      (52,383)      489,395   132,332,004  105,290,114    54,896,581
   Change in unrealized appreciation
    (depreciation) on investments ................    (205,322)   (1,800,867)      401,182    61,846,579   80,604,966   100,563,253
                                                    ----------    -----------  ------------ ------------ ------------- ------------
   Net increase (decrease) in net assets
    from operations ..............................    (365,907)     (695,634)    1,873,761   195,021,401  186,952,248   155,515,068
                                                    ----------    -----------  ------------ ------------ ------------- ------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3)..........................     752,815       787,125       831,587    20,387,895   21,190,852    21,180,935
   Benefits and other policy-related
    transactions (Note 3) ........................  (1,059,031)     (969,350)   (1,237,934)  (72,886,093) (62,981,469)  (58,580,295)
   Net transfers among funds......................    (586,233)     (393,845)      320,770     1,748,692     (338,428)   18,646,627
                                                    ----------    -----------  ------------ ------------ ------------- ------------
   Net increase (decrease) in net assets
    from policy-related transactions .............    (892,449)     (576,070)      (85,577)  (50,749,506) (42,129,045)  (18,752,733)
                                                    ----------    -----------  ------------ ------------ ------------- ------------
NET INCREASE (DECREASE) IN AMOUNT RETAINED BY
 EQUITABLE LIFE IN SEPARATE ACCOUNT I (Note 4)....    (189,779)     (895,659)           --     1,635,681   (3,736,840)           --
                                                    ----------    -----------  ------------ ------------ ------------- ------------
INCREASE (DECREASE) IN NET ASSETS.................  (1,448,135)   (2,167,363)    1,788,184   145,907,576  141,086,363   136,762,335
NET ASSETS BEGINNING OF PERIOD....................   9,871,496    12,038,859    10,250,675   813,620,442  672,534,079   535,771,744
                                                    ----------    -----------  ------------ ------------ ------------- ------------
NET ASSETS END OF PERIOD.......................... $ 8,423,361   $ 9,871,496   $12,038,859  $959,528,018 $813,620,442  $672,534,079
                                                   ===========   ===========   ===========  ============ ============  ============

-------------------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company
  Separate Account I.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I+

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)
FOR THE YEARS ENDED DECEMBER 31,

                                                          ALLIANCE AGGRESSIVE STOCK                   ALLIANCE BALANCED
                                                   --------------------------------------  ----------------------------------------
                                                      1999          1998          1997         1999         1998           1997
                                                   -----------  -----------   -----------   -----------  -----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
   Net investment income.........................  $   (51,274) $   (17,391)  $  (123,145)  $   687,374  $   567,730   $    646,038
   Net realized gain (loss)......................    1,922,361    1,157,848     2,799,576     2,916,257    2,409,369      3,151,205
   Change in unrealized appreciation
    (depreciation) on investments ...............    3,268,146   (1,301,370)      440,457     1,055,482    1,260,926       (172,119)
                                                   -----------  -----------   -----------   -----------  -----------   ------------
   Net increase (decrease) in net assets
    from operations .............................    5,139,233     (160,913)    3,116,888     4,659,113    4,238,025      3,625,124
                                                   -----------  -----------   -----------   -----------  -----------   ------------
FROM POLICY-RELATED TRANSACTIONS:
   Net premiums (Note 3).........................    1,307,987    1,526,931     1,584,697     1,259,619    1,290,289      1,734,560
   Benefits and other policy-related
    transactions (Note 3) .......................   (2,741,885)  (2,024,165)   (2,848,066)   (2,498,330)  (2,516,019)    (2,222,345)
   Net transfers among funds.....................   (1,656,743)    (739,660)      586,907       261,761      312,727    (18,295,996)
                                                   -----------  -----------   -----------   -----------  -----------   ------------
   Net increase (decrease) in net assets
    from policy-related transactions ............   (3,090,641)  (1,236,894)     (676,462)     (976,950)    (913,003)   (18,783,781)
                                                   -----------  -----------   -----------   -----------  -----------   ------------
NET INCREASE (DECREASE) IN AMOUNT RETAINED BY
 EQUITABLE LIFE IN SEPARATE ACCOUNT I (Note 4)...       24,875     (573,469)           (3)       66,272     (707,326)            --
                                                   -----------  -----------   -----------   -----------  -----------   ------------
INCREASE (DECREASE) IN NET ASSETS................    2,073,467   (1,971,276)    2,440,429     3,748,435    2,617,696    (15,158,657)
NET ASSETS BEGINNING OF PERIOD...................   30,123,374   32,094,650    29,654,221    27,018,656   24,400,960     39,559,617
                                                   -----------  -----------   -----------   -----------  -----------   ------------
NET ASSETS END OF PERIOD.........................  $32,196,841  $30,123,374   $32,094,650   $30,767,091  $27,018,656   $ 24,400,960
                                                   ===========  ============  ============  ============ ===========  =============

-------------------
See Notes to Financial Statements.
+ Formerly known as Equitable Variable Life Insurance Company
  Separate Account I.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I+

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

1.  General

    The Equitable Life Separate Account ("the Account") is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. EQ Advisors Trust ("EQAT" or "Trust") commenced operations on May 1, 1997. EQAT is an open-ended diversified management investment company that sells shares of a portfolio ("Portfolio") of a mutual fund. Each Portfolio has separate investment objectives.

    For periods prior to October 18, 1999 the Alliance Portfolios were part of The Hudson River Trust ("HRT"). On October 18, 1999 a Substitution of new Portfolios of EQAT for the Portfolios of HRT was performed. At that time assets of each of the HRT Portfolios were transferred to the corresponding new Portfolios of EQAT. Class IA shares and Class IB shares of the HRT Portfolios became Class IA shares and Class IB shares of EQAT.

    Prior to the Substitution Alliance Capital Management L.P., an indirect majority-owned subsidiary of Equitable Life, managed HRT and was the investment adviser for all of the HRT Portfolios. Post Substitution, Alliance continues as investment adviser for the Portfolios.

    Effective September 1999, Equitable Life serves as investment manager of EQAT. As such Equitable Life oversees the activities of the investment advisors with respect to EQAT and is responsible for retaining or discontinuing the services of those advisors. Prior to September 1999, AXA Advisors LLC (formerly EQ Financial Consultants, Inc.), a subsidiary of Equitable Life, served as investment manager to EQAT.

    AXA Advisors, LLC earns fees from the Trust under a distribution agreement held with the Trust. Equitable Life also earns fees under an investment management agreement with EQAT. Alliance earns fees under an investment advisory agreement with Equitable Life.

    The Account consists of six variable investment options: Alliance Money Market, Alliance Intermediate Government Securities, Alliance High Yield, Alliance Common Stock, Alliance Aggressive Stock and Alliance Balanced.

    The assets in each Fund are invested in Class IA shares of a designated portfolio (Portfolio) of a mutual fund of EQAT. Class IA Shares are offered by the Trust at net asset value. Class IA Shares are subject to fees for investment management and advisory services and other Trust expenses. These fees are reflected in the net asset value of the shares.

    The Account is organized under New York insurance law to support the operations of Equitable Life's scheduled and single premium variable life insurance policies (Policies).

    The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets equal to the reserves and other policy liabilities with respect to the Account will not be chargeable with liabilities arising out of any other business Equitable Life may conduct. The net assets may not be less than the amount required under New York insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in Equitable Life's General Account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

2.  Significant Accounting Policies

    The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments are made in shares of EQAT and are valued at the net asset value per share of the respective Portfolios. The net asset value is determined by EQAT using the market or fair value of the underlying assets of the Portfolios less liabilities.

    Investment transactions are recorded on the trade date. Dividends are declared by EQAT in the fourth quarter. Dividend and capital gains are distributed by the Trust at the end of each year and distributions are automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on redemptions of EQAT shares (determined on the identified cost basis) and (2) Trust distributions representing the net realized gains on Trust investment transactions distributed by the Trust at the end of each year.


                                     FSA-10

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I+

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999

2.  Significant Accounting Policies (Continued)

    The operations of the Account are included in the consolidated Federal income tax return of Equitable Life. Under the provisions of the Policies, Equitable Life has the right to charge the Account for Federal income tax attributable to the Account. No charge is currently being made against the Account for such tax since, under current tax law, Equitable Life pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Equitable Life retains the right to charge for any Federal income tax incurred which is attributable to the Account if the law is changed. Charges for state and local taxes, if any, attributable to the Account may also be made.

3.  Asset Charges

    Under the Policies, Equitable Life assumes mortality and expense risks and, to cover these risks, deducts a charge from the daily net assets of the Account at an annual rate of 0.50% of net assets attributable to policyowners.

    Equitable Life makes certain deductions from net premiums before amounts are allocated to the Account. The deductions are for (1) premiums for optional benefits, (2) additional premiums for extra mortality risks, (3) administrative expenses, (4) state premium taxes, and (5) except as to single premium policies, a risk charge for the guaranteed minimum death benefit.

    Equitable Life credits the values of the Policies participating in the Account to compensate policyowners for their share of the Trust expenses in excess of (1) fees for advisory services at an annual rate equivalent to 0.25% of the average daily value of the aggregate net assets of the Portfolios, and (2) the Trust income taxes, if any. This cap on Trust expenses is reflected in the unit value reported to policyholders. For the Alliance Money Market Fund and the Alliance Common Stock Fund, fees for advisory services in excess of an annual rate equivalent to 0.25% of the average daily value of the aggregate net assets of the related Trust Portfolios are refunded to the Funds. Excess fees for advisory services for the Alliance Intermediate Government Securities Fund, the Alliance High Yield Fund, the Alliance Balanced Fund and the Alliance Aggressive Stock Fund are absorbed by amounts retained by Equitable Life in Separate Account I.

4.  Amounts Retained by Equitable Life in Separate Account I

    The amount retained by Equitable Life in the Account arises principally from
    (1) contributions from Equitable Life, (2) mortality and other gains and losses resulting from the Account's operations, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Policies. Amounts retained by Equitable Life are not subject to charges for mortality and expense risks.

    Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

    The following table shows the surplus contributions (withdrawals) by Equitable Life by investment fund:


                                                                        YEARS ENDED DECEMBER 31,
                                                                        -----------------------

                              INVESTMENT FUND                       1999            1998        1997
                              ---------------                       ----            ----        ----
            Alliance Money Market.............................  $  (490,700)    $(1,472,808)     --
            Alliance Intermediate Government Securities.......      (84,563)        168,169      --
            Alliance High Yield...............................     (229,125)       (955,661)     --
            Alliance Balanced.................................      (73,097)       (837,112)     --
            Alliance Common Stock.............................   (2,721,652)     (7,405,409)     --
            Alliance Aggressive Stock.........................     (124,865)       (730,219)     --








+ Formerly known as Equitable Variable Life Insurance Company
  Separate Account I.


                                     FSA-11

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT I+

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
DECEMBER 31, 1999


5.  Distribution and Servicing Agreement


    Equitable Life has entered into a Distribution and Servicing Agreement with AXA Advisors, LLC, an affiliate of Equitable Life, whereby registered representatives of AXA Advisors, LLC, authorized as variable life insurance agents under applicable state insurance laws, sell the Policies. The registered representatives are compensated on a commission basis by Equitable Life.


6.  Investment Returns

    The tables on the following page show the gross and net investment returns with respect to the Funds for the periods shown. The net return for each Fund is based upon beginning and ending net unit value for a policy and is not based on the average net assets in the Fund during such period. Gross return is equal to the total return earned by the underlying investment which is after deduction of EQAT expense.

RATES OF RETURN:

                                                                  YEARS ENDED DECEMBER 31,
ALLIANCE MONEY              ----------------------------------------------------------------------------------------------------
MARKET FUND                   1999      1998       1997      1996      1995      1994       1993      1992      1991      1990
--------------                ----      ----       ----      ----      ----      ----       ----      ----      ----      ----
Gross return..............    4.96%     5.34%      5.42%     5.33%     5.74%     4.02%      3.16%     3.75%     6.38%     8.44%
Net return................    4.58%     4.94%      5.04%     4.99%     5.41%     3.68%      2.62%     3.23%     5.85%     7.90%

                                                                                                                  APRIL 1(A) TO
                                                        YEARS ENDED DECEMBER 31,                                  DECEMBER 31,
ALLIANCE INTERMEDIATE       -----------------------------------------------------------------------------------  ---------------
GOVERNMENT SECURITIES FUND    1999      1998       1997      1996      1995      1994       1993      1992             1991
--------------------------    ----      ----       ----      ----      ----      ----       ----      ----             ----
Gross return..............    0.02%     7.74%      7.29%     3.78%    13.33%    (4.37)%    10.87%     5.88%          12.51%
Net return................   (0.06)%    7.54%      7.07%     3.57%    13.12%    (4.54)%    10.29%     5.35%          12.09%

                                                                  YEARS ENDED DECEMBER 31,
                            -------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD FUND      1999      1998       1997      1996      1995      1994       1993      1992      1991      1990
------------------------      ----      ----       ----      ----      ----      ----       ----      ----      ----      ----
Gross return..............   (3.35)%   (5.15)%    18.48%    22.89%    19.92%    (2.79)%    23.60%    12.69%    24.91 %   (0.75)%
Net return................   (3.47)%   (5.27)%    18.30%    22.68%    19.74%    (2.94)%    22.99%    12.13%    24.29%    (1.25)%

                                                                  YEARS ENDED DECEMBER 31,
ALLIANCE COMMON             -------------------------------------------------------------------------------------------------------
STOCK FUND                    1999      1998       1997      1996      1995      1994       1993      1992      1991      1990
---------------               ----      ----       ----      ----      ----      ----       ----      ----      ----      ----
Gross return..............   25.19%    29.39%     29.40%    24.28%    32.45%    (2.14)%    24.99%     3.36%    38.10%    (7.95)%
Net return................   24.73%    28.92%     28.75%    23.81%    31.97%    (2.50)%    24.36%     2.84%    37.41%    (8.41)%

                                                                  YEARS ENDED DECEMBER 31,
ALLIANCE AGGRESSIVE         -------------------------------------------------------------------------------------------------------
STOCK FUND                    1999      1998       1997      1996      1995      1994       1993      1992      1991      1990
-------------------           ----      ----       ----      ----      ----      ----       ----      ----      ----      ----
Gross return..............   18.84%     0.29%     10.94%    22.20%    31.63%    (3.81)%    17.05%    (2.91)%   87.41%     8.49%
Net return................   18.62%     0.10%     10.57%    21.87%    31.29%    (4.07)%    16.45%    (3.40)%   86.47%     7.95%

                                                                  YEARS ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------------------------------
ALLIANCE BALANCED FUND        1999      1998       1997      1996      1995      1994       1993      1992      1991      1990
----------------------        ----      ----       ----      ----      ----      ----       ----      ----      ----      ----
Gross return..............   17.79%    18.11%     15.06%    11.68%    19.75%    (8.02)%    12.44%    (2.68)%   41.52%     0.43%
Net return................   17.43%    17.77%     14.65%    11.29%    19.33%    (8.35)%    11.91%    (3.17)%   40.81%    (0.07)%

-------------------
(a) Date as of which net premiums under the Policies were first allocated to the Fund. The gross return and the net return for the periods indicated are not annualized rates of return.

+ Formerly known as Equitable Variable Life Insurance Company
  Separate Account I.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and comprehensive income and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1999 and 1998, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




PricewaterhouseCoopers LLP
New York, New York
February 1, 2000

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1999 AND 1998

                                                                                    1999                 1998
                                                                               -------------        --------------
                                                                                          (IN MILLIONS)

ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    18,599.7        $    18,993.7
    Held to maturity, at amortized cost.....................................           133.2                125.0
  Mortgage loans on real estate.............................................         3,270.0              2,809.9
  Equity real estate........................................................         1,160.2              1,676.9
  Policy loans..............................................................         2,257.3              2,086.7
  Other equity investments..................................................           671.2                713.3
  Investment in and loans to affiliates.....................................         1,201.8                928.5
  Other invested assets.....................................................           911.6                808.2
                                                                               -------------        -------------
      Total investments.....................................................        28,205.0             28,142.2
Cash and cash equivalents...................................................           628.0              1,245.5
Deferred policy acquisition costs...........................................         4,033.0              3,563.8
Other assets................................................................         3,868.3              3,054.6
Closed Block assets.........................................................         8,607.3              8,632.4
Separate Accounts assets....................................................        54,453.9             43,302.3
                                                                               -------------        -------------

TOTAL ASSETS................................................................   $    99,795.5        $    87,940.8
                                                                               =============        =============

LIABILITIES
Policyholders' account balances.............................................   $    21,351.4        $    20,857.5
Future policy benefits and other policyholders' liabilities.................         4,777.6              4,726.4
Short-term and long-term debt...............................................         1,407.9              1,181.7
Other liabilities...........................................................         3,133.6              3,474.3
Closed Block liabilities....................................................         9,025.0              9,077.0
Separate Accounts liabilities...............................................        54,332.5             43,211.3
                                                                               -------------        -------------
      Total liabilities.....................................................        94,028.0             82,528.2
                                                                               -------------        -------------

Commitments and contingencies (Notes 11, 13, 14, 15 and 16)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         3,557.2              3,110.2
Retained earnings...........................................................         2,600.7              1,944.1
Accumulated other comprehensive (loss) income...............................          (392.9)               355.8
                                                                               -------------        -------------
      Total shareholder's equity............................................         5,767.5              5,412.6
                                                                               -------------        -------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $    99,795.5        $    87,940.8
                                                                               =============        =============









                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                      1999               1998               1997
                                                                 ------------       -------------      -------------
                                                                                    (IN MILLIONS)

REVENUES
Universal life and investment-type product policy fee
  income......................................................   $    1,257.5       $     1,056.2      $       950.6
Premiums......................................................          558.2               588.1              601.5
Net investment income.........................................        2,240.9             2,228.1            2,282.8
Investment (losses) gains, net................................          (96.9)              100.2              (45.2)
Commissions, fees and other income............................        2,177.9             1,503.0            1,227.2
Contribution from the Closed Block............................           86.4                87.1              102.5
                                                                 ------------       -------------      -------------

      Total revenues..........................................        6,224.0             5,562.7            5,119.4
                                                                 ------------       -------------      -------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,078.2             1,153.0            1,266.2
Policyholders' benefits.......................................        1,038.6             1,024.7              978.6
Other operating costs and expenses............................        2,797.3             2,201.2            2,203.9
                                                                 ------------       -------------      -------------

      Total benefits and other deductions.....................        4,914.1             4,378.9            4,448.7
                                                                 ------------       -------------      -------------

Earnings from continuing operations before Federal
  income taxes and minority interest..........................        1,309.9             1,183.8              670.7
Federal income taxes..........................................          332.0               353.1               91.5
Minority interest in net income of consolidated subsidiaries..          199.4               125.2               54.8
                                                                 ------------       -------------      -------------
Earnings from continuing operations...........................          778.5               705.5              524.4
Discontinued operations, net of Federal income taxes..........           28.1                 2.7              (87.2)
                                                                 ------------       -------------      -------------
Net Earnings..................................................   $      806.6       $       708.2      $       437.2
                                                                 ============       =============      =============







                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY AND COMPREHENSIVE INCOME
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                      1999               1998               1997
                                                                 ------------       -------------      -------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning and end of year.........   $        2.5       $         2.5      $         2.5
                                                                 ------------       -------------      -------------

Capital in excess of par value, beginning of year.............        3,110.2             3,105.8            3,105.8
Additional capital in excess of par value.....................          447.0                 4.4                -
                                                                 ------------       -------------      -------------
Capital in excess of par value, end of year...................        3,557.2             3,110.2            3,105.8
                                                                 ------------       -------------      -------------

Retained earnings, beginning of year..........................        1,944.1             1,235.9              798.7
Net earnings..................................................          806.6               708.2              437.2
Dividend paid to the Holding Company..........................         (150.0)                -                  -
                                                                 ------------       -------------      -------------
Retained earnings, end of year................................        2,600.7             1,944.1            1,235.9
                                                                 ------------       -------------      -------------

Accumulated other comprehensive income,
  beginning of year...........................................          355.8               516.3              177.0
Other comprehensive (loss) income.............................         (748.7)             (160.5)             339.3
                                                                 ------------       -------------      -------------
Accumulated other comprehensive (loss) income, end of year....         (392.9)              355.8              516.3
                                                                 ------------       -------------      -------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    5,767.5       $     5,412.6      $     4,860.5
                                                                 ============       =============      ============

COMPREHENSIVE INCOME
Net earnings..................................................   $      806.6       $       708.2      $       437.2
                                                                 ------------       -------------      -------------
Change in unrealized (losses) gains, net of reclassification
  adjustment..................................................         (776.9)             (149.5)             343.7
Minimum pension liability adjustment..........................           28.2               (11.0)              (4.4)
                                                                 ------------       -------------      -------------
Other comprehensive (loss) income.............................         (748.7)             (160.5)             339.3
                                                                 ------------       -------------      -------------
COMPREHENSIVE INCOME..........................................   $       57.9       $       547.7      $       776.5
                                                                 ============       =============      ============




                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

                                                                      1999               1998               1997
                                                                 ------------       -------------      -------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $      806.6       $       708.2      $       437.2
Adjustments to reconcile net earnings to net cash
  provided by operating activities:
  Interest credited to policyholders' account balances........        1,078.2             1,153.0            1,266.2
  Universal life and investment-type product
    policy fee income.........................................       (1,257.5)           (1,056.2)            (950.6)
  Investment losses (gains)...................................           96.9              (100.2)              45.2
  Change in Federal income tax payable........................          157.4               123.1              (74.4)
  Change in property and equipment............................         (256.3)              (81.8)              (9.6)
  Change in deferred acquisition costs........................         (260.7)             (314.0)            (220.7)
  Other, net..................................................         (168.8)               70.9              399.7
                                                                 ------------       -------------      -------------

Net cash provided by operating activities.....................          195.8               503.0              893.0
                                                                 ------------       -------------      -------------

Cash flows from investing activities:
  Maturities and repayments...................................        2,019.0             2,289.0            2,702.9
  Sales.......................................................        7,572.9            16,972.1           10,385.9
  Purchases...................................................      (10,737.3)          (18,578.5)         (13,205.4)
  (Increase) decrease in short-term investments...............         (178.3)              102.4             (555.0)
  Decrease in loans to discontinued operations................            -                 660.0              420.1
  Sale of subsidiaries........................................            -                   -                261.0
  Other, net..................................................         (134.8)             (341.8)            (612.6)
                                                                 ------------       -------------      -------------

Net cash (used) provided by investing activities..............       (1,458.5)            1,103.2             (603.1)
                                                                 ------------       -------------      -------------

Cash flows from financing activities: Policyholders'
  account balances:
    Deposits..................................................        2,366.2             1,508.1            1,281.7
    Withdrawals...............................................       (1,765.8)           (1,724.6)          (1,886.8)
  Net increase (decrease) in short-term financings............          378.2              (243.5)             419.9
  Repayments of long-term debt................................          (41.3)              (24.5)            (196.4)
  Payment of obligation to fund accumulated deficit of
    discontinued operations...................................            -                 (87.2)             (83.9)
  Dividend paid to the Holding Company........................         (150.0)                -                  -
  Other, net..................................................         (142.1)              (89.5)             (62.7)
                                                                 ------------       -------------      -------------

Net cash provided (used) by financing activities..............          645.2              (661.2)            (528.2)
                                                                 ------------       -------------      -------------

Change in cash and cash equivalents...........................         (617.5)              945.0             (238.3)
Cash and cash equivalents, beginning of year..................        1,245.5               300.5              538.8
                                                                 ------------       -------------      -------------

Cash and Cash Equivalents, End of Year........................   $      628.0       $     1,245.5      $       300.5
                                                                 ============       =============      =============

Supplemental cash flow information
  Interest Paid...............................................   $       92.2       $       130.7      $       217.1
                                                                 ============       =============      =============
  Income Taxes Paid...........................................   $      116.5       $       254.3      $       170.0
                                                                 ============       =============      =============




                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1)   ORGANIZATION

     The Equitable Life Assurance Society of the United States ("Equitable Life") is an indirect, wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company," and collectively with its consolidated subsidiaries, "AXA Financial"). Equitable Life's insurance business is conducted principally by Equitable Life and its wholly owned life insurance subsidiaries, Equitable of Colorado ("EOC"), and, prior to December 31, 1996, Equitable Variable Life Insurance Company ("EVLICO"). Effective January 1, 1997, EVLICO was merged into Equitable Life. Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), and Donaldson, Lufkin & Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA, a French holding company for an international group of insurance and related financial services companies, is the Holding Company's largest shareholder, owning approximately 58.0% at December 31, 1999 (53.0% if all securities convertible into, and options on, common stock were to be converted or exercised).

     On September 20, 1999, as part of AXA Financial's "branding" strategic initiative, EQ Financial Consultants, Inc., a broker-dealer subsidiary of Equitable Life, was merged into a new company, AXA Advisors, LLC ("AXA Advisors"). Also, on September 21, 1999, AXA Advisors was transferred by Equitable Life to AXA Distribution Holding Corporation ("AXA Distribution"), a wholly owned indirect subsidiary of the Holding Company, for $15.3 million. The excess of the sales price over AXA Advisors' book value has been recorded in Equitable Life's books as a capital contribution. Equitable Life will continue to develop and market the "Equitable" brand of life and annuity products, while AXA Distribution and its subsidiaries begin to assume responsibility for providing financial advisory services, product distribution and customer relationship management.

     The Insurance segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products, mutual fund and other investment products to individuals and small groups. It also administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations. This segment includes Separate Accounts for individual insurance and annuity products.

     The Investment Services segment includes Alliance and the results of DLJ which are accounted for on an equity basis. In 1999, Alliance reorganized into Alliance Capital Management Holding L.P. ("Alliance Holding") and Alliance (the "Reorganization"). Alliance Holding's principal asset is its interest in Alliance and it functions as a holding entity through which holders of its publicly traded units own an indirect interest in the operating partnership. The Company exchanged substantially all of its Alliance Holding units for units in Alliance ("Alliance Units"). As a result of the reorganization, the Company was the beneficial owner of approximately 2% of Alliance Holding and 56% of Alliance. Alliance provides diversified investment fund management services to a variety of institutional clients, including pension funds, endowments, and foreign financial institutions, as well as to individual investors, principally through a broad line of mutual funds. This segment includes institutional Separate Accounts which provide various investment options for large group pension clients, primarily deferred benefit contribution plans, through pooled or single group accounts. At December 31, 1999, Equitable Life has a 31.7% ownership interest in DLJ. DLJ's businesses include securities underwriting, sales and trading, merchant banking, financial advisory services, investment research, venture capital, correspondent brokerage services, online interactive brokerage services and asset management. DLJ serves institutional, corporate, governmental and individual clients both domestically and internationally. Through June 10, 1997, this segment also includes Equitable Real Estate Investment Management Inc. ("EREIM") which was sold. EREIM provided real estate investment management services, property management services, mortgage servicing and loan asset management, and agricultural investment management.

2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation and Principles of Consolidation
     -----------------------------------------------------

     The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP") which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     The accompanying consolidated financial statements include the accounts of Equitable Life and certain of its subsidiaries engaged in insurance related business (collectively, the "Insurance Group"); other subsidiaries, principally Alliance and through June 10, 1997, EREIM (see Note 5); and those partnerships and joint ventures in which Equitable Life or its subsidiaries has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The Company's investment in DLJ is reported on the equity basis of accounting. Closed Block assets, liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 7). Unless specifically stated, all other footnote disclosures contained herein exclude the Closed Block related amounts.

     All significant intercompany transactions and balances except those with the Closed Block, DLJ and discontinued operations (see Note 8) have been eliminated in consolidation. The years "1999," "1998" and "1997" refer to the years ended December 31, 1999, 1998 and 1997, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1999 presentation.

     Closed Block
     ------------

     On July 22, 1992, Equitable Life established the Closed Block for the benefit of certain individual participating policies which were in force on that date. The assets allocated to the Closed Block, together with anticipated revenues from policies included in the Closed Block, were reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

     Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of the Holding Company. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance (the "Superintendent"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account. The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force.

     Discontinued Operations
     -----------------------

     Discontinued operations at December 31, 1999, principally consists of the Group Non-Participating Wind-Up Annuities ("Wind-Up Annuities"), for which a premium deficiency reserve has been established. Management reviews the adequacy of the allowance each quarter and believes the allowance for future losses at December 31, 1999 is adequate to provide for all future losses; however, the quarterly allowance review continues to involve numerous estimates and subjective judgments regarding the expected performance of Discontinued Operations Investment Assets. There can be no assurance the losses provided for will not differ from the losses ultimately realized. To the extent actual results or future projections of the discontinued operations differ from management's current best estimates and assumptions underlying the allowance for future losses, the difference would be reflected in the consolidated statements of earnings in discontinued operations. In particular, to the extent income, sales proceeds and holding periods for equity real estate differ from management's previous assumptions, periodic adjustments to the allowance are likely to result (see Note 8).

     Accounting Changes
     ------------------

     In March 1998, the American Institute of Certified Public Accountants ("AICPA") issued Statement of Position ("SOP") 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use," which requires capitalization of external and certain internal costs incurred to obtain or develop internal-use computer software during the application development stage. The Company applied the provisions of SOP 98-1 prospectively effective January 1, 1998. The adoption of SOP 98-1 did not have a material impact on the Company's consolidated financial statements. Capitalized internal-use software is amortized on a straight-line basis over the estimated useful life of the software.

     New Accounting Pronouncements
     -----------------------------

     In June 1998, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standard ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities," which establishes accounting and reporting standards for derivative instruments, including certain derivatives embedded in other contracts, and for hedging activities. It requires all derivatives to be recognized on the balance sheet at fair value. The accounting for changes in the fair value of a derivative depends on its intended use. Derivatives not used in hedging activities must be adjusted to fair value through earnings. Changes in the fair value of derivatives used in hedging activities will, depending on the nature of the hedge, either be offset in earnings against the change in fair value of the hedged item attributable to the risk being hedged or recognized in other comprehensive income until the hedged item affects earnings. For all hedging activities, the ineffective portion of a derivative's change in fair value will be immediately recognized in earnings. In June 1999, the FASB issued SFAS No. 137, "Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133," which defers the effective date of SFAS No. 133 to all fiscal quarters of all fiscal years beginning after June 15, 2000. The Company expects to adopt SFAS No. 133 effective January 1, 2001. Adjustments resulting from initial adoption of the new requirements will be reported in a manner similar to the cumulative effect of a change in accounting principle and will be reflected in net income or accumulated other comprehensive income based upon existing hedging relationships, if any. Management currently is assessing the impact of adoption. However, Alliance's adoption of the new requirements is not expected to have a significant impact on the Company's consolidated balance sheet or statement of earnings. Also, since most of DLJ's derivatives are carried at fair values, the Company's consolidated earnings and financial position are not expected to be significantly affected by DLJ's adoption of the new requirements.

     Valuation of Investments
     ------------------------

     Fixed maturities identified as available for sale are reported at estimated fair value. Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

     Valuation allowances are netted against the asset categories to which they apply.

     Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value.

     Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Impaired real estate is written down to fair value with the impairment loss being included in investment gains (losses), net. Valuation allowances on real estate held for sale are computed using the lower of depreciated cost or current estimated fair value, net of disposition costs. Depreciation is discontinued on real estate held for sale.

     Policy loans are stated at unpaid principal balances.

     Partnerships and joint venture interests in which the Company does not have control or a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

     Equity securities, comprised of common stock classified as both trading and available for sale securities, are carried at estimated fair value and are included in other equity investments.

     Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

     Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

     All securities are recorded in the consolidated financial statements on a trade date basis.

     Net Investment Income, Investment Gains, Net and Unrealized Investment
     ----------------------------------------------------------------------
     Gains (Losses)
     --------------

     Net investment income and realized investment gains (losses) (collectively, "investment results") related to certain participating group annuity contracts which are passed through to the contractholders are reflected as interest credited to policyholders' account balances.

     Realized investment gains (losses) are determined by specific identification and are presented as a component of revenue. Changes in valuation allowances are included in investment gains (losses).

     Unrealized gains (losses) on publicly-traded common equity securities classified as trading securities are reflected in net investment income. Unrealized investment gains (losses) on fixed maturities and equity securities available for sale held by the Company are accounted for as a separate component of accumulated comprehensive income, net of related deferred Federal income taxes, amounts attributable to discontinued operations, participating group annuity contracts and deferred policy acquisition costs ("DAC") related to universal life and investment-type products and participating traditional life contracts.

     Recognition of Insurance Income and Related Expenses
     ----------------------------------------------------

     Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

     Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

     For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

     Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

     Deferred Policy Acquisition Costs
     ---------------------------------

     The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

     For universal life products and investment-type products, DAC is amortized over the expected total life of the contract group (periods ranging from 25 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of DAC of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated other comprehensive income in consolidated shareholder's equity as of the balance sheet date.

     As part of its asset/liability management process, in second quarter 1999, management initiated a review of the matching of invested assets to Insurance product lines given their different liability characteristics and liquidity requirements. As a result of this review, management reallocated the current and prospective interests of the various product lines in the invested assets. These asset reallocations and the related changes in investment yields by product line, in turn, triggered a review of and revisions to the estimated future gross profits used to determine the amortization of DAC for universal life and investment-type products. The revisions to estimated future gross profits resulted in an after-tax writedown of DAC of $85.6 million (net of a Federal income tax benefit of $46.1 million).

     For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group (40 years) as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 1999, the expected investment yield, excluding policy loans, generally ranged from 7.75% grading to 7.5% over a 20 year period. Estimated gross margin includes anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC asset that would result from realization of unrealized gains (losses) is recognized with an offset to accumulated comprehensive income in consolidated shareholder's equity as of the balance sheet date.

     For non-participating traditional life DAC is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy.

     Policyholders' Account Balances and Future Policy Benefits
     ----------------------------------------------------------

     Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represents an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

     For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

     For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, includes a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 8.35% for annuity liabilities.

     Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

     Claim reserves and associated liabilities for individual DI and major medical policies were $948.4 million and $951.7 million at December 31, 1999 and 1998, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical are summarized as follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Incurred benefits related to current year..........  $       150.7       $      140.1       $      132.3
     Incurred benefits related to prior years...........           64.7               84.2               60.0
                                                          -------------       ------------       ------------
     Total Incurred Benefits............................  $       215.4       $      224.3       $      192.3
                                                          =============       ============       ============

     Benefits paid related to current year..............  $        28.9       $       17.0       $       28.8
     Benefits paid related to prior years...............          189.8              155.4              146.2
                                                          -------------       ------------       ------------
     Total Benefits Paid................................  $       218.7       $      172.4       $      175.0
                                                          =============       ============       ============

     Policyholders' Dividends
     ------------------------

     The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by Equitable Life's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

     At December 31, 1999, participating policies, including those in the Closed Block, represent approximately 23.0% ($47.0 billion) of directly written life insurance in force, net of amounts ceded.

     Federal Income Taxes
     --------------------

     The Company files a consolidated Federal income tax return with the Holding Company and its consolidated subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

     Separate Accounts
     -----------------

     Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds Separate Accounts liabilities.

     Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account; therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

     The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For 1999, 1998 and 1997, investment results of such Separate Accounts were $6,045.5 million, $4,591.0 million and $3,411.1 million, respectively.

     Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

     Employee Stock Option Plan
     --------------------------

     The Company accounts for stock option plans sponsored by the Holding Company, DLJ and Alliance in accordance with the provisions of Accounting Principles Board Opinion ("APB") No. 25, "Accounting for Stock Issued to Employees," and related interpretations. In accordance with the opinion, compensation expense is recorded on the date of grant only if the current market price of the underlying stock exceeds the option strike price at the grant date. See Note 22 for the pro forma disclosures for the Holding Company, DLJ and Alliance required by SFAS No. 123, "Accounting for Stock-Based Compensation".

3)   INVESTMENTS

     The following tables provide additional information relating to fixed maturities and equity securities:

                                                                     GROSS               GROSS
                                                AMORTIZED          UNREALIZED         UNREALIZED          ESTIMATED
                                                   COST              GAINS              LOSSES            FAIR VALUE
                                              -------------      -------------       ------------       -------------
                                                                           (IN MILLIONS)
     DECEMBER 31, 1999
     -----------------
     Fixed Maturities:
       Available for Sale:
         Corporate..........................  $    14,866.8      $       139.5       $      787.0       $    14,219.3
         Mortgage-backed....................        2,554.5                2.3               87.8             2,469.0
         U.S. Treasury, government and
           agency securities................        1,194.1               18.9               23.4             1,189.6
         States and political subdivisions..          110.0                1.4                4.9               106.5
         Foreign governments................          361.8               16.2               14.8               363.2
         Redeemable preferred stock.........          286.4                1.7               36.0               252.1
                                              -------------      -------------       ------------       -------------
     Total Available for Sale...............  $    19,373.6      $       180.0       $      953.9       $    18,599.7
                                              =============      =============       ============       =============

       Held to Maturity:  Corporate.........  $       133.2      $         -         $        -         $       133.2
                                              =============      =============       ============       =============

     Equity Securities:
       Common stock available for sale......           25.5                1.5               17.8                 9.2
       Common stock trading securities......            7.2                9.1                2.2                14.1
                                              -------------      -------------       ------------       -------------
     Total Equity Securities................  $        32.7      $        10.6       $       20.0       $        23.3
                                              =============      =============       ============       =============

     December 31, 1998
     -----------------
     Fixed Maturities:
       Available for Sale:
         Corporate..........................  $    14,520.8      $       793.6       $      379.6       $    14,934.8
         Mortgage-backed....................        1,807.9               23.3                 .9             1,830.3
         U.S. Treasury, government and
           agency securities................        1,464.1              107.6                 .7             1,571.0
         States and political subdivisions..           55.0                9.9                -                  64.9
         Foreign governments................          363.3               20.9               30.0               354.2
         Redeemable preferred stock.........          242.7                7.0               11.2               238.5
                                              -------------      -------------       ------------       -------------
     Total Available for Sale...............  $    18,453.8      $       962.3       $      422.4       $    18,993.7
                                              =============      =============       ============       =============

       Held to Maturity:  Corporate.........  $       125.0      $         -         $        -         $       125.0
                                              =============      =============       ============       =============

     Equity Securities:
       Common stock available for sale......  $        58.3      $       114.9       $       22.5       $       150.7
                                              =============      =============       ============       =============

     For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company determines an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based on the assumption such securities will be held to maturity. Estimated fair values for equity securities, substantially all of which do not have a readily ascertainable market value, have been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1999 and 1998, securities without a readily ascertainable market value having an amortized cost of $3,322.2 million and $3,539.9 million, respectively, had estimated fair values of $3,177.7 million and $3,748.5 million, respectively.

     The contractual maturity of bonds at December 31, 1999 is shown below:

                                                                                     AVAILABLE FOR SALE
                                                                              -------------------------------
                                                                                AMORTIZED          ESTIMATED
                                                                                  COST             FAIR VALUE
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Due in one year or less................................................  $      479.1       $      477.8
     Due in years two through five..........................................       2,991.8            2,921.2
     Due in years six through ten...........................................       7,197.9            6,813.0
     Due after ten years....................................................       5,864.0            5,666.5
     Mortgage-backed securities.............................................       2,554.4            2,469.1
                                                                              ------------       ------------
     Total..................................................................  $   19,087.2       $   18,347.6
                                                                              ============       ============

     Corporate bonds held to maturity with an amortized cost and estimated fair value of $133.2 million are due in one year or less.

     Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring concentrations in any single issuer or a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1999, approximately 14.9% of the $18,344.3 million aggregate amortized cost of bonds held by the Company was considered to be other than investment grade.

     In addition, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade. The carrying values at December 31, 1999 and 1998 were $647.9 million and $562.6 million, respectively.

     Investment valuation allowances and changes thereto are shown below:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Balances, beginning of year........................  $       230.6       $      384.5       $      137.1
     Additions charged to income........................           68.2               86.2              334.6
     Deductions for writedowns and
       asset dispositions...............................         (150.2)            (240.1)             (87.2)
                                                          -------------       ------------       ------------
     Balances, End of Year..............................  $       148.6       $      230.6       $      384.5
                                                          =============       ============       ============

     Balances, end of year comprise:
       Mortgage loans on real estate....................  $        27.5       $       34.3       $       55.8
       Equity real estate...............................          121.1              196.3              328.7
                                                          -------------       ------------       ------------
     Total..............................................  $       148.6       $      230.6       $      384.5
                                                          =============       ============       ============

     At December 31, 1999, the carrying value of fixed maturities which are non-income producing for the twelve months preceding the consolidated balance sheet date was $152.1 million.

     The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $106.0 million and $115.1 million at December 31, 1999 and 1998, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $9.5 million, $10.3 million and $17.2 million in 1999, 1998 and 1997, respectively. Gross interest income on these loans included in net investment income aggregated $8.2 million, $8.3 million and $12.7 million in 1999, 1998 and 1997, respectively.

     Impaired mortgage loans along with the related provision for losses were as follows:

                                                                                      DECEMBER 31,
                                                                          -----------------------------------
                                                                                1999                 1998
                                                                          --------------       --------------
                                                                                      (IN MILLIONS)

     Impaired mortgage loans with provision for losses..................  $        142.4       $        125.4
     Impaired mortgage loans without provision for losses...............             2.2                  8.6
                                                                          --------------       --------------
     Recorded investment in impaired mortgage loans.....................           144.6                134.0
     Provision for losses...............................................           (23.0)               (29.0)
                                                                          --------------       --------------
     Net Impaired Mortgage Loans........................................  $        121.6       $        105.0
                                                                          ==============       ==============

     Impaired mortgage loans without provision for losses are loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

     During 1999, 1998 and 1997, respectively, the Company's average recorded investment in impaired mortgage loans was $141.7 million, $161.3 million and $246.9 million. Interest income recognized on these impaired mortgage loans totaled $12.0 million, $12.3 million and $15.2 million ($0.0 million, $.9 million and $2.3 million recognized on a cash basis) for 1999, 1998 and 1997, respectively.

     The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1999 and 1998, the carrying value of equity real estate held for sale amounted to $382.2 million and $836.2 million, respectively. For 1999, 1998 and 1997, respectively, real estate of $20.5 million, $7.1 million and $152.0 million was acquired in satisfaction of debt. At December 31, 1999 and 1998, the Company owned $443.9 million and $552.3 million, respectively, of real estate acquired in satisfaction of debt.

     Depreciation of real estate held for production of income is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $251.6 million and $374.8 million at December 31, 1999 and 1998, respectively. Depreciation expense on real estate totaled $21.8 million, $30.5 million and $74.9 million for 1999, 1998 and 1997, respectively.

4)   JOINT VENTURES AND PARTNERSHIPS

     Summarized combined financial information for real estate joint ventures (25 individual ventures at both December 31, 1999 and 1998) and for limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater, follows:

                                                                                         DECEMBER 31,
                                                                               --------------------------------
                                                                                   1999                1998
                                                                               -------------      -------------
                                                                                         (IN MILLIONS)
      BALANCE SHEETS
      Investments in real estate, at depreciated cost........................  $       861.1      $       913.7
      Investments in securities, generally at estimated fair value...........          678.4              636.9
      Cash and cash equivalents..............................................           68.4               85.9
      Other assets...........................................................          239.3              279.8
                                                                               -------------      -------------
      Total Assets...........................................................  $     1,847.2      $     1,916.3
                                                                               =============      =============

      Borrowed funds - third party...........................................  $       354.2      $       367.1
      Borrowed funds - AXA Financial.........................................           28.9               30.1
      Other liabilities......................................................          313.9              197.2
                                                                               -------------      -------------
      Total liabilities......................................................          697.0              594.4
                                                                               -------------      -------------

      Partners' capital......................................................        1,150.2            1,321.9
                                                                               -------------      -------------
      Total Liabilities and Partners' Capital................................  $     1,847.2      $     1,916.3
                                                                               =============      =============

      Equity in partners' capital included above.............................  $       316.5      $       365.6
      Equity in limited partnership interests not included above and other...          524.1              390.1
                                                                               -------------      -------------
      Carrying Value.........................................................  $       840.6      $       755.7
                                                                               =============      =============

                                                                1999               1998                1997
                                                           -------------       ------------       ------------
                                                                               (IN MILLIONS)
      STATEMENTS OF EARNINGS
      Revenues of real estate joint ventures.............  $       180.5       $      246.1       $      310.5
      Revenues of other limited partnership interests....          455.1              128.9              506.3
      Interest expense - third party.....................          (39.8)             (33.3)             (91.8)
      Interest expense - AXA Financial...................           (2.5)              (2.6)              (7.2)
      Other expenses.....................................         (139.0)            (197.0)            (263.6)
                                                           -------------       ------------       ------------
      Net Earnings.......................................  $       454.3       $      142.1       $      454.2
                                                           =============       ============       ============

      Equity in net earnings included above..............  $        10.5       $       44.4       $       76.7
      Equity in net earnings of limited partnership
        interests not included above.....................           76.0               37.9               69.5
      Other..............................................            -                  -                  (.9)
                                                           -------------       ------------       ------------
      Total Equity in Net Earnings.......................  $        86.5       $       82.3       $      145.3
                                                           =============       ============       ============

5)   NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

     The sources of net investment income follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Fixed maturities...................................  $     1,499.8       $    1,489.0       $    1,459.4
     Mortgage loans on real estate......................          253.4              235.4              260.8
     Equity real estate.................................          250.2              356.1              390.4
     Other equity investments...........................          165.1               83.8              156.9
     Policy loans.......................................          143.8              144.9              177.0
     Other investment income............................          161.3              185.7              181.7
                                                          -------------       ------------       ------------

       Gross investment income..........................        2,473.6            2,494.9            2,626.2

       Investment expenses..............................         (232.7)            (266.8)            (343.4)
                                                          -------------       ------------       ------------

     Net Investment Income..............................  $     2,240.9       $    2,228.1       $    2,282.8
                                                          =============       ============       ============

     Investment (losses) gains, net, including changes in the valuation allowances, follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Fixed maturities...................................  $      (290.9)      $      (24.3)      $       88.1
     Mortgage loans on real estate......................           (3.3)             (10.9)             (11.2)
     Equity real estate.................................           (2.4)              74.5             (391.3)
     Other equity investments...........................           88.1               29.9               14.1
     Sale of subsidiaries...............................            -                 (2.6)             252.1
     Issuance and sales of Alliance Units...............            5.5               19.8                -
     Issuance and sales of DLJ common stock.............          106.0               18.2                3.0
     Other..............................................             .1               (4.4)               -
                                                          -------------       ------------       ------------
     Investment (Losses) Gains, Net.....................  $       (96.9)      $      100.2       $      (45.2)
                                                          =============       ============       ============

     Writedowns of fixed maturities amounted to $223.2 million, $101.6 million and $11.7 million for 1999, 1998 and 1997, respectively, and writedowns of equity real estate amounted to $136.4 million for 1997. In fourth quarter 1997, the Company reclassified $1,095.4 million depreciated cost of equity real estate from real estate held for the production of income to real estate held for sale. Additions to valuation allowances of $227.6 million were recorded upon these transfers. Additionally, in fourth quarter 1997, $132.3 million of writedowns on real estate held for production of income were recorded.

     For 1999, 1998 and 1997, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $7,138.6 million, $15,961.0 million and $9,789.7 million. Gross gains of $74.7 million, $149.3 million and $166.0 million and gross losses of $214.3 million, $95.1 million and $108.8 million, respectively, were realized on these sales. The change in unrealized investment (losses) gains related to fixed maturities classified as available for sale for 1999, 1998 and 1997 amounted to $(1,313.8) million, $(331.7) million and $513.4 million, respectively.

     On January 1, 1999, investments in publicly-traded common equity securities in the General Account portfolio within other equity investments amounting to $102.3 million were transferred from available for sale securities to trading securities. As a result of this transfer, unrealized investment gains of $83.3 million ($43.2 million net of related DAC and Federal income taxes) were recognized as realized investment gains in the consolidated statements of earnings. Net unrealized holding gains of $7.0 million were included in net investment income in the consolidated statements of earnings for 1999. These trading securities had a carrying value of $14.1 million and costs of $7.2 million at December 31, 1999.

     During 1999, DLJ completed its offering of a new class of its Common Stock to track the financial performance of DLJdirect, its online brokerage business. As a result of this offering, the Company recorded a non-cash pre-tax realized gain of $95.8 million.

     For 1999, 1998 and 1997, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $131.5 million, $136.9 million and $137.5 million, respectively.

     In 1997, Equitable Life sold EREIM (other than its interest in Column Financial, Inc.) ("ERE") to Lend Lease Corporation Limited ("Lend Lease"), for $400.0 million and recognized an investment gain of $162.4 million, net of Federal income tax of $87.4 million. Equitable Life entered into long-term advisory agreements whereby ERE continues to provide substantially the same services to Equitable Life's General Account and Separate Accounts, for substantially the same fees, as provided prior to the sale. Through June 10, 1997, the businesses sold reported combined revenues of $91.6 million and combined net earnings of $10.7 million.

     On June 30, 1997, Alliance reduced the recorded value of goodwill and contracts associated with Alliance's 1996 acquisition of Cursitor Holdings L.P. and Cursitor Holdings Limited (collectively, "Cursitor") by $120.9 million since Cursitor's business fundamentals no longer supported the carrying value of its investment. The Company's earnings from continuing operations for 1997 included a charge of $59.5 million, net of a Federal income tax benefit of $10.0 million and minority interest of $51.4 million. The remaining balance of intangible assets is being amortized over its estimated useful life of 20 years.

     Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of accumulated comprehensive income and the changes for the corresponding years, follow:

                                                                1999               1998                1997
                                                           -------------       ------------       ------------
                                                                               (IN MILLIONS)

      Balance, beginning of year.........................  $       384.1       $      533.6       $      189.9
      Changes in unrealized investment (losses) gains....       (1,486.6)            (242.4)             543.3
      Changes in unrealized investment losses
        (gains) attributable to:
          Participating group annuity contracts..........           24.7               (5.7)              53.2
          DAC............................................          208.6               13.2              (89.0)
          Deferred Federal income taxes..................          476.4               85.4             (163.8)
                                                           -------------       ------------       ------------
      Balance, End of Year...............................  $      (392.8)      $      384.1       $      533.6
                                                           =============       ============       ============

      Balance, end of year comprises:
        Unrealized investment (losses) gains on:
          Fixed maturities...............................  $      (773.9)      $      539.9       $      871.2
          Other equity investments.......................          (16.3)              92.4               33.7
          Other, principally Closed Block................           46.8              111.1               80.9
                                                           -------------       ------------       ------------
            Total........................................         (743.4)             743.4              985.8
        Amounts of unrealized investment gains
          attributable to:
            Participating group annuity contracts........            -                (24.7)             (19.0)
            DAC..........................................           80.8             (127.8)            (141.0)
            Deferred Federal income taxes................          269.8             (206.8)            (292.2)
                                                           -------------       ------------       ------------
      Total..............................................  $      (392.8)      $      384.1       $      533.6
                                                           =============       ============       ============

     Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as available for sale and do not reflect any changes in fair value of policyholders' account balances and future policy benefits.

6)   ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

     Accumulated other comprehensive income (loss) represents cumulative gains and losses on items that are not reflected in earnings. The balances for the past three years follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Unrealized (losses) gains on investments...........  $      (392.8)      $      384.1       $      533.6
     Minimum pension liability..........................            (.1)             (28.3)             (17.3)
                                                          -------------       ------------       ------------
     Total Accumulated Other
       Comprehensive (Loss) Income......................  $      (392.9)      $      355.8       $      516.3
                                                          =============       ============       ============

     The components of other comprehensive income (loss) for the past three years follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Net unrealized (losses) gains on investment
       securities:
       Net unrealized (losses) gains arising during
         the period.....................................  $    (1,682.3)      $     (186.1)      $      564.0
       Adjustment to reclassify losses (gains)
         included in net earnings during the period.....          195.7              (56.3)             (20.7)
                                                          -------------       ------------       ------------
     Net unrealized (losses) gains on investment
         securities.....................................       (1,486.6)            (242.4)             543.3
     Adjustments for policyholder liabilities,
         DAC and deferred Federal income taxes..........          709.7               92.9             (199.6)
                                                          -------------       ------------       ------------

     Change in unrealized losses (gains), net of
         adjustments....................................         (776.9)            (149.5)             343.7
     Change in minimum pension liability................           28.2              (11.0)              (4.4)
                                                          -------------       ------------       ------------
     Total Other Comprehensive (Loss) Income............  $      (748.7)      $     (160.5)      $      339.3
                                                          =============       ============       ============

7)   CLOSED BLOCK

     Summarized financial information for the Closed Block follows:

                                                                                       DECEMBER 31,
                                                                            ---------------------------------
                                                                                 1999                 1998
                                                                            ------------         ------------
                                                                                      (IN MILLIONS)
                                                                                                 <C
     BALANCE SHEETS
     Fixed Maturities:
       Available for sale, at estimated fair value (amortized cost,
         $4,144.8 and $4,149.0)...........................................  $    4,014.0         $    4,373.2
     Mortgage loans on real estate........................................       1,704.2              1,633.4
     Policy loans.........................................................       1,593.9              1,641.2
     Cash and other invested assets.......................................         194.4                 86.5
     DAC..................................................................         895.5                676.5
     Other assets.........................................................         205.3                221.6
                                                                            ------------         ------------
     Total Assets.........................................................  $    8,607.3         $    8,632.4
                                                                            ============         ============

     Future policy benefits and policyholders' account balances...........  $    9,011.7         $    9,013.1
     Other liabilities....................................................          13.3                 63.9
                                                                            ------------         ------------
     Total Liabilities....................................................  $    9,025.0         $    9,077.0
                                                                            ============         ============



                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     STATEMENTS OF EARNINGS
     Premiums and other revenue.........................  $       619.1       $      661.7       $      687.1
     Investment income (net of investment
       expenses of $15.8, $15.5 and $27.0)..............          574.2              569.7              574.9
     Investment (losses) gains, net.....................          (11.3)                .5              (42.4)
                                                          -------------       ------------       ------------
           Total revenues...............................        1,182.0            1,231.9            1,219.6
                                                          -------------       ------------       ------------

     Policyholders' benefits and dividends..............        1,024.7            1,082.0            1,066.7
     Other operating costs and expenses.................           70.9               62.8               50.4
                                                          -------------       ------------       ------------
           Total benefits and other deductions..........        1,095.6            1,144.8            1,117.1
                                                          -------------       ------------       ------------

     Contribution from the Closed Block.................  $        86.4       $       87.1       $      102.5
                                                          =============       ============       ============

     Impaired mortgage loans along with the related provision for losses follows:

                                                                                        DECEMBER 31,
                                                                              --------------------------------
                                                                                  1999                1998
                                                                              -------------      -------------
                                                                                        (IN MILLIONS)
     Impaired mortgage loans with provision for losses......................  $        26.8      $        55.5
     Impaired mortgage loans without provision for losses...................            4.5                7.6
                                                                              -------------      -------------
     Recorded investment in impaired mortgages..............................           31.3               63.1
     Provision for losses...................................................           (4.1)             (10.1)
                                                                              -------------      -------------
     Net Impaired Mortgage Loans............................................  $        27.2      $        53.0
                                                                              =============      =============

     During 1999, 1998 and 1997, the Closed Block's average recorded investment in impaired mortgage loans was $37.0 million, $85.5 million and $110.2 million, respectively. Interest income recognized on these impaired mortgage loans totaled $3.3 million, $4.7 million and $9.4 million ($.3 million, $1.5 million and $4.1 million recognized on a cash basis) for 1999, 1998 and 1997, respectively.

     Valuation allowances amounted to $4.6 million and $11.1 million on mortgage loans on real estate and $24.7 million and $15.4 million on equity real estate at December 31, 1999 and 1998, respectively. Writedowns of fixed maturities amounted to $3.5 million for 1997. Writedowns of equity real estate amounted to $28.8 million for 1997.

     In fourth quarter 1997, $72.9 million depreciated cost of equity real estate held for production of income was reclassified to equity real estate held for sale. Additions to valuation allowances of $15.4 million were recorded upon these transfers. Also in fourth quarter 1997, $28.8 million of writedowns on real estate held for production of income were recorded.

     Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

8)   DISCONTINUED OPERATIONS

     Summarized financial information for discontinued operations follows:

                                                                                       DECEMBER 31,
                                                                            ---------------------------------
                                                                                 1999                 1998
                                                                            ------------         ------------
                                                                                       (IN MILLIONS)
     BALANCE SHEETS
     Mortgage loans on real estate........................................  $      454.6         $      553.9
     Equity real estate...................................................         426.6                611.0
     Other equity investments.............................................          55.8                115.1
     Other invested assets................................................          87.1                 24.9
                                                                            ------------         ------------
       Total investments..................................................       1,024.1              1,304.9
     Cash and cash equivalents............................................         164.5                 34.7
     Other assets.........................................................         213.0                219.0
                                                                            ------------         ------------
     Total Assets.........................................................  $    1,401.6         $    1,558.6
                                                                            ============         ============

     Policyholders' liabilities...........................................  $      993.3         $    1,021.7
     Allowance for future losses..........................................         242.2                305.1
     Other liabilities....................................................         166.1                231.8
                                                                            ------------         ------------
     Total Liabilities....................................................  $    1,401.6         $    1,558.6
                                                                            ============         ============

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     STATEMENTS OF EARNINGS
     Investment income (net of investment
       expenses of $49.3, $63.3 and $97.3)..............  $        98.7       $      160.4       $      188.6
     Investment (losses) gains, net.....................          (13.4)              35.7             (173.7)
     Policy fees, premiums and other income.............             .2               (4.3)                .2
                                                          -------------       ------------       ------------
     Total revenues.....................................           85.5              191.8               15.1

     Benefits and other deductions......................          104.8              141.5              169.5
     (Losses charged) earnings credited to allowance
       for future losses................................          (19.3)              50.3             (154.4)
                                                          -------------       ------------       ------------
     Pre-tax loss from operations.......................            -                  -                  -
     Pre-tax earnings from releasing (loss from
       strengthening) the allowance for future
       losses...........................................           43.3                4.2             (134.1)
     Federal income tax (expense) benefit...............          (15.2)              (1.5)              46.9
                                                          -------------       ------------       ------------
     Earnings (Loss) from Discontinued Operations.......  $        28.1       $        2.7       $      (87.2)
                                                          =============       ============       ============

     The Company's quarterly process for evaluating the allowance for future losses applies the current period's results of the discontinued operations against the allowance, re-estimates future losses and adjusts the allowance, if appropriate. Additionally, as part of the Company's annual planning process which takes place in the fourth quarter of each year, investment and benefit cash flow projections are prepared. These updated assumptions and estimates resulted in a release of allowance in 1999 and 1998 and strengthening of allowance in 1997.

     In fourth quarter 1997, $329.9 million depreciated cost of equity real estate was reclassified from equity real estate held for production of income to real estate held for sale. Additions to valuation allowances of $79.8 million were recognized upon these transfers. Also in fourth quarter 1997, $92.5 million of writedowns on real estate held for production of income were recognized.

     Benefits and other deductions includes $26.6 million and $53.3 million of interest expense related to amounts borrowed from continuing operations in 1998 and 1997, respectively.

     Valuation allowances of $1.9 million and $3.0 million on mortgage loans on real estate and $54.8 million and $34.8 million on equity real estate were held at December 31, 1999 and 1998, respectively. Writedowns of equity real estate were $95.7 million in 1997.

     During 1999, 1998 and 1997, discontinued operations' average recorded investment in impaired mortgage loans was $13.8 million, $73.3 million and $89.2 million, respectively. Interest income recognized on these impaired mortgage loans totaled $1.7 million, $4.7 million and $6.6 million ($.0 million, $3.4 million and $5.3 million recognized on a cash basis) for 1999, 1998 and 1997, respectively.

     At December 31, 1999 and 1998, discontinued operations had real estate acquired in satisfaction of debt with carrying values of $24.1 million and $50.0 million, respectively.

9)   SHORT-TERM AND LONG-TERM DEBT

     Short-term and long-term debt consists of the following:

                                                                                       DECEMBER 31,
                                                                            ---------------------------------
                                                                                 1999                 1998
                                                                            ------------         ------------
                                                                                       (IN MILLIONS)
     Short-term debt......................................................  $      557.0         $      179.3
                                                                            ------------         ------------
     Long-term debt:
     Equitable Life:
       Surplus notes, 6.95% due 2005......................................         399.5                399.4
       Surplus notes, 7.70% due 2015......................................         199.7                199.7
       Other..............................................................            .4                   .3
                                                                            ------------         ------------
           Total Equitable Life...........................................         599.6                599.4
                                                                            ------------         ------------
     Wholly Owned and Joint Venture Real Estate:
       Mortgage notes, 5.43% - 9.5%, due through 2017.....................         251.3                392.2
                                                                            ------------         ------------
     Alliance:
       Other..............................................................           -                   10.8
                                                                            ------------         ------------
     Total long-term debt.................................................         850.9              1,002.4
                                                                            ------------         ------------

     Total Short-term and Long-term Debt..................................  $    1,407.9         $    1,181.7
                                                                            ============         ============

     Short-term Debt
     ---------------

     Equitable Life has a $700.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates and expires in September 2000. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1999 range from 5.76% to 8.5%. There were no borrowings outstanding under this bank credit facility at December 31, 1999.

     Equitable Life has a commercial paper program with an issue limit of $1.0 billion. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $700.0 million bank credit facility. At December 31, 1999, there were $166.9 million outstanding under this program.

     Alliance has a $425.0 million five-year revolving credit facility with a group of commercial banks. Under the facility, the interest rate, at the option of Alliance, is a floating rate generally based upon a defined prime rate, a rate related to the London Interbank Offered Rate ("LIBOR") or the Federal Funds Rate. A facility fee is payable on the total facility. During July 1999, Alliance increased the size of its commercial paper program by $200.0 million from $425.0 million for a total available limit of $625.0 million. Borrowings from the revolving credit facility and the original commercial paper program may not exceed $425.0 million in the aggregate. The revolving credit facility provides backup liquidity for commercial paper issued under

     Alliance's commercial paper program and can be used as a direct source of borrowing. The revolving credit facility contains covenants that require Alliance to, among other things, meet certain financial ratios. At December 31, 1999, Alliance had commercial paper outstanding totaling $384.7 million at an effective interest rate of 5.9%; there were no borrowings outstanding under Alliance's revolving credit facility.

     In December 1999, Alliance established a $100.0 million extendible commercial notes ("ECN") program to supplement its commercial paper program. ECN's are short-term debt instruments that do not require any back-up liquidity support.

     Long-term Debt
     --------------

     Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. At December 31, 1999, the Company is in compliance with all debt covenants.

     The Company has pledged real estate, mortgage loans, cash and securities amounting to $323.6 million and $640.2 million at December 31, 1999 and 1998, respectively, as collateral for certain short-term and long-term debt.

     At December 31, 1999, aggregate maturities of the long-term debt based on required principal payments at maturity was $3.0 million for 2000 and $848.7 million for 2005 and thereafter.

10)  FEDERAL INCOME TAXES

     A summary of the Federal income tax expense in the consolidated statements of earnings follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Federal income tax expense (benefit):
       Current..........................................  $       174.0       $      283.3       $      186.5
       Deferred.........................................          158.0               69.8              (95.0)
                                                          -------------       ------------       ------------
     Total..............................................  $       332.0       $      353.1       $       91.5
                                                          =============       ============       ============

     The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and minority interest by the expected Federal income tax rate of 35%. The sources of the difference and their tax effects follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Expected Federal income tax expense................  $       458.4       $      414.3       $      234.7
     Non-taxable minority interest......................          (47.8)             (33.2)             (38.0)
     Non-taxable subsidiary gains.......................          (37.1)              (6.4)               -
     Adjustment of tax audit reserves...................           27.8               16.0              (81.7)
     Equity in unconsolidated subsidiaries..............          (64.0)             (39.3)             (45.1)
     Other..............................................           (5.3)               1.7               21.6
                                                          -------------       ------------       ------------
     Federal Income Tax Expense.........................  $       332.0       $      353.1       $       91.5
                                                          =============       ============       ============

     The components of the net deferred Federal income taxes are as follows:

                                                    DECEMBER 31, 1999                  December 31, 1998
                                              -----------------------------      -----------------------------
                                                 ASSETS         LIABILITIES         Assets         Liabilities
                                              -----------      ------------      ------------      -----------
                                                                        (IN MILLIONS)
     Compensation and related benefits......  $       -        $       37.7      $      235.3      $       -
     Other..................................          -                20.6              27.8              -
     DAC, reserves and reinsurance..........          -               329.7               -              231.4
     Investments............................        115.1               -                 -              364.4
                                              -----------      ------------      ------------      -----------
     Total..................................  $     115.1      $      388.0      $      263.1      $     595.8
                                              ===========      ============      ============      ===========

     At December 31, 1999, in conjunction with the non-qualified employee benefit plans, $236.8 million in deferred tax asset was transferred to the Holding Company. See Note 12 for discussion of the benefit plans transferred.

     The deferred Federal income taxes impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and their tax effects follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     DAC, reserves and reinsurance......................  $        83.2       $       (7.7)      $       46.2
     Investments........................................            3.2               46.8             (113.8)
     Compensation and related benefits..................           21.0               28.6                3.7
     Other..............................................           50.6                2.1              (31.1)
                                                          -------------       ------------       ------------
     Deferred Federal Income Tax
       Expense (Benefit)................................  $       158.0       $       69.8       $      (95.0)
                                                          =============       ============       ============

     The Internal Revenue Service (the "IRS") is in the process of examining the Holding Company's consolidated Federal income tax returns for the years 1992 through 1996. Management believes these audits will have no material adverse effect on the Company's results of operations.

11)  REINSURANCE AGREEMENTS

     The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability. The effect of reinsurance (excluding group life and health) is summarized as follows:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Direct premiums....................................  $       420.6       $      438.8       $      448.6
     Reinsurance assumed................................          206.7              203.6              198.3
     Reinsurance ceded..................................          (69.1)             (54.3)             (45.4)
                                                          -------------       ------------       ------------
     Premiums...........................................  $       558.2       $      588.1       $      601.5
                                                          =============       ============       ============

     Universal Life and Investment-type Product
       Policy Fee Income Ceded..........................  $        69.7       $       75.7       $       61.0
                                                          =============       ============       ============
     Policyholders' Benefits Ceded......................  $        99.6       $       85.9       $       70.6
                                                          =============       ============       ============
     Interest Credited to Policyholders' Account
       Balances Ceded...................................  $        38.5       $       39.5       $       36.4
                                                          =============       ============       ============

     Since 1997, the Company reinsures on a yearly renewal term basis 90% of the mortality risk on new issues of certain term, universal and variable life products. The Company's retention limit on joint survivorship policies is $15.0 million. All in force business above $5.0 million is reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

     The Insurance Group cedes 100% of its group life and health business to a third party insurer. Premiums ceded totaled $.1 million, $1.3 million and $1.6 million for 1999, 1998 and 1997, respectively. Ceded death and disability benefits totaled $44.7 million, $15.6 million and $4.3 million for 1999, 1998 and 1997, respectively. Insurance liabilities ceded totaled $510.5 million and $560.3 million at December 31, 1999 and 1998, respectively.

12)  EMPLOYEE BENEFIT PLANS

     The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory. Equitable Life's benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. Alliance's benefits are based on years of credited service, average final base salary and primary social security benefits. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974 ("ERISA").

     Effective December 31, 1999, the Holding Company legally assumed primary liability from Equitable Life for all current and future obligations of its Excess Retirement Plan, Supplemental Executive Retirement Plan and certain other employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; Equitable Life remains secondarily liable. The amount of the liability associated with employee benefits transferred was $676.5 million, including $183.0 million of non-qualified pension benefit obligations and $394.1 million of postretirement benefits obligations at December 31, 1999. This transfer was recorded as a non-cash capital contribution to Equitable Life.

     Components of net periodic pension (credit) cost for the qualified and non-qualified plans follow:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)
     Service cost.......................................  $        36.7       $       33.2       $       32.5
     Interest cost on projected benefit obligations.....          131.6              129.2              128.2
     Actual return on assets............................         (189.8)            (175.6)            (307.6)
     Net amortization and deferrals.....................            7.5                6.1              166.6
                                                          -------------       ------------       ------------
     Net Periodic Pension Cost (Credit).................  $       (14.0)      $       (7.1)      $       19.7
                                                          =============       ============       ============

     The projected benefit obligations under the qualified and non-qualified pension plans were comprised of:

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Benefit obligations, beginning of year.................................  $    1,933.4       $    1,801.3
     Service cost...........................................................          36.7               33.2
     Interest cost..........................................................         131.6              129.2
     Actuarial (gains) losses...............................................         (53.3)             108.4
     Benefits paid..........................................................        (123.1)            (138.7)
                                                                              ------------       ------------
     Subtotal before transfer...............................................       1,925.3            1,933.4
     Transfer of Non-qualified Pension Benefit Obligation
       to the Holding Company...............................................        (262.5)               -
                                                                              ------------       ------------
     Benefit Obligation, End of Year........................................  $    1,662.8       $    1,933.4
                                                                              ============       ============

     The funded status of the qualified and non-qualified pension plans was as follows:

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Plan assets at fair value, beginning of year...........................  $    2,083.1       $    1,867.4
     Actual return on plan assets...........................................         369.0              338.9
     Contributions..........................................................            .1                -
     Benefits paid and fees.................................................        (108.5)            (123.2)
                                                                              ------------       ------------
     Plan assets at fair value, end of year.................................       2,343.7            2,083.1
     Projected benefit obligations..........................................       1,925.3            1,933.4
                                                                              ------------       ------------
     Excess of plan assets over projected benefit obligations...............         418.4              149.7
     Unrecognized prior service cost........................................          (5.2)              (7.5)
     Unrecognized net (gain) loss from past experience different
       from that assumed....................................................        (197.3)              38.7
     Unrecognized net asset at transition...................................           (.1)               1.5
                                                                              ------------       ------------
     Subtotal before transfer...............................................         215.8              182.4
     Transfer of Accrued Non-qualified Pension Benefit Obligation
       to the Holding Company...............................................         183.0                -
                                                                              ------------       ------------
     Prepaid Pension Cost, Net..............................................  $      398.8       $      182.4
                                                                              ============       ============

     The prepaid pension cost for pension plans with assets in excess of projected benefit obligations was $412.2 million and $363.9 million and the accrued liability for pension plans with projected benefit obligations in excess of plan assets was $13.5 million and $181.5 million at December 31, 1999 and 1998, respectively.

     The pension plan assets include corporate and government debt securities, equity securities, equity real estate and shares of group trusts managed by Alliance. The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 8.0% and 6.38%, respectively, at December 31, 1999 and 7.0% and 3.83%, respectively, at December 31, 1998. As of January 1, 1999 and 1998, the expected long-term rate of return on assets for the retirement plan was 10.0% and 10.25%, respectively.

     The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $.1 million, $28.3 million and $17.3 million, net of Federal income taxes, at December 31, 1999, 1998 and 1997, respectively, primarily representing the excess of the accumulated benefit obligation of the non-qualified pension plan over the accrued liability. The aggregate accumulated benefit obligation and fair value of plan assets for pension plans with accumulated benefit obligations in excess of plan assets were $325.7 million and $36.3 million, respectively, at December 31, 1999 and $309.7 million and $34.5 million, respectively, at December 31, 1998.

     Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $30.2 million, $31.8 million and $33.2 million for 1999, 1998 and 1997, respectively.

     The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company (i) on or after attaining age 55 who have at least 10 years of service or (ii) on or after attaining age 65 or (iii) whose jobs have been abolished and who have attained age 50 with 20 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No. 106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for 1999, 1998 and 1997, the Company made estimated postretirement benefits payments of $29.5 million, $28.4 million and $18.7 million, respectively.

     The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:

                                                               1999               1998                1997
                                                         -----------------   ----------------   -----------------
                                                                              (IN MILLIONS)

     Service cost.......................................  $         4.7       $        4.6       $        4.5
     Interest cost on accumulated postretirement
       benefits obligation..............................           34.4               33.6               34.7
     Unrecognized prior service costs...................           (7.0)               -                  -
     Net amortization and deferrals.....................            8.4                 .5                1.9
                                                         -----------------   ----------------   -----------------
     Net Periodic Postretirement Benefits Costs.........  $        40.5       $       38.7       $       41.1
                                                         =================   ================   =================

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)

     Accumulated postretirement benefits obligation, beginning
       of year..............................................................  $      490.4       $      490.8
     Service cost...........................................................           4.7                4.6
     Interest cost..........................................................          34.4               33.6
     Contributions and benefits paid........................................         (29.5)             (28.4)
     Actuarial gains........................................................         (29.0)             (10.2)
                                                                              ------------       ------------
     Accumulated postretirement benefits obligation, end of year............         471.0              490.4
     Unrecognized prior service cost........................................          26.9               31.8
     Unrecognized net loss from past experience different
       from that assumed and from changes in assumptions....................         (86.0)            (121.2)
                                                                              ------------       ------------
     Subtotal before transfer...............................................         411.9              401.0
     Transfer to the Holding Company........................................        (394.1)               -
                                                                              ------------       ------------
     Accrued Postretirement Benefits Cost...................................  $       17.8       $      401.0
                                                                              ============       ============

     Since January 1, 1994, costs to the Company for providing these medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

     The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 7.5% in 1999, gradually declining to 4.75% in the year 2010, and in 1998 was 8.0%, gradually declining to 2.5% in the year 2009. The discount rate used in determining the accumulated postretirement benefits obligation was 8.0% and 7.0% at December 31, 1999 and 1998, respectively.

     If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1999 would be increased 3.55%. The effect of this change on the sum of the service cost and interest cost would be an increase of 3.91%. If the health care cost trend rate assumptions were decreased by 1% the accumulated postretirement benefits obligation as of December 31, 1999 would be decreased by 4.38%. The effect of this change on the sum of the service cost and interest cost would be a decrease of 4.96%.

13)  DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

     Derivatives
     -----------

     The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income. The notional amount of matched interest rate swaps outstanding at December 31, 1999 and 1998, respectively, was $797.3 million and $880.9 million. The average unexpired terms at December 31, 1999 ranged from two months to 5.0 years. At December 31, 1999, the cost of terminating swaps in a loss position was $1.8 million. Equitable Life maintains an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1999 of contracts purchased and sold were $7,575.0 million and $875.0 million, respectively. The net premium paid by Equitable Life on these contracts was $51.6 million and is being amortized ratably over the contract periods ranging from 1 to 4 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

     DLJ enters into certain contractual agreements referred to as derivatives or off-balance-sheet financial instruments primarily for trading purposes and to provide products for its clients. DLJ performs the following activities: writing over-the-counter ("OTC") options to accommodate customer needs; trading in forward contracts in U.S. government and agency issued or guaranteed securities; trading in futures contracts on equity based indices, interest rate instruments, and currencies; and issuing structured products based on emerging market financial instruments and indices. DLJ also enters into swap agreements, primarily equity, interest rate and foreign currency swaps. DLJ is not significantly involved in commodity derivative instruments.

     Fair Value of Financial Instruments
     -----------------------------------

     The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

     Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1999 and 1998.

     Fair values for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

     Fair values of policy loans are estimated by discounting the face value of the loans from the time of the next interest rate review to the present, at a rate equal to the excess of the current estimated market rates over the current interest rate charged on the loan.

     The estimated fair values for the Company's association plan contracts, supplementary contracts not involving life contingencies ("SCNILC") and annuities certain, which are included in policyholders' account balances, and guaranteed interest contracts are estimated using projected cash flows discounted at rates reflecting expected current offering rates.

     The estimated fair values for variable deferred annuities and single premium deferred annuities ("SPDA"), which are included in policyholders' account balances, are estimated by discounting the account value back from the time of the next crediting rate review to the present, at a rate equal to the excess of current estimated market rates offered on new policies over the current crediting rates.

     Fair values for long-term debt are determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's carrying value of short-term borrowings approximates their estimated fair value.

     The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 7 and 8:

                                                                        DECEMBER 31,
                                             --------------------------------------------------------------------
                                                           1999                               1998
                                             ---------------------------------  ---------------------------------
                                                CARRYING         ESTIMATED         Carrying         Estimated
                                                 VALUE          FAIR VALUE          Value           Fair Value
                                             ---------------  ----------------  ---------------   ---------------
                                                                        (IN MILLIONS)
     Consolidated Financial Instruments:
     -----------------------------------
     Mortgage loans on real estate..........  $    3,270.0     $     3,239.3     $     2,809.9     $    2,961.8
     Other limited partnership interests....         647.9             647.9             562.6            562.6
     Policy loans...........................       2,257.3           2,359.5           2,086.7          2,370.7
     Policyholders' account balances -
       investment contracts.................      12,740.4          12,800.5          12,892.0         13,396.0
     Long-term debt.........................         850.9             834.9           1,002.4          1,025.2

     Closed Block Financial Instruments:
     -----------------------------------
     Mortgage loans on real estate..........  $    1,704.2     $     1,650.3     $     1,633.4     $    1,703.5
     Other equity investments...............          36.3              36.3              56.4             56.4
     Policy loans...........................       1,593.9           1,712.0           1,641.2          1,929.7
     SCNILC liability.......................          22.8              22.5              25.0             25.0

     Discontinued Operations Financial
     ---------------------------------
     Instruments:
     ------------
     Mortgage loans on real estate..........  $      454.6     $       467.0     $       553.9     $      599.9
     Fixed maturities.......................          85.5              85.5              24.9             24.9
     Other equity investments...............          55.8              55.8             115.1            115.1
     Guaranteed interest contracts..........          33.2              27.5              37.0             34.0
     Long-term debt.........................         101.9             101.9             147.1            139.8

14)  COMMITMENTS AND CONTINGENT LIABILITIES

     The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make capital contributions of up to $59.4 million to affiliated real estate joint ventures; and to provide equity financing to certain limited partnerships of $373.8 million at December 31, 1999, under existing loan or loan commitment agreements.

     Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

     The Insurance Group had $24.9 million of letters of credit outstanding at December 31, 1999.

15)  LITIGATION

     The Company
     -----------

     Life Insurance and Annuity Sales Cases

     A number of lawsuits are pending as individual claims and purported class actions against Equitable Life, its subsidiary insurance company and a former insurance subsidiary. These actions involve, among other things, sales of life and annuity products for varying periods from 1980 to the present, and allege, among other things, sales practice misrepresentation primarily involving: the number of premium payments required; the propriety of a product as an investment vehicle; the propriety of a product as a replacement of an existing policy; and failure to disclose a product as life insurance. Some actions are in state courts and others are in U.S. District Courts in different jurisdictions, and are in varying stages of discovery and motions for class certification.

     In general, the plaintiffs request an unspecified amount of damages, punitive damages, enjoinment from the described practices, prohibition against cancellation of policies for non-payment of premium or other remedies, as well as attorneys' fees and expenses. Similar actions have been filed against other life and health insurers and have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Although the outcome of litigation cannot be predicted with certainty, particularly in the early stages of an action, the Company's management believes that the ultimate resolution of these cases should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not any such litigation will have a material adverse effect on the Company's results of operations in any particular period.

     Discrimination Case

     Equitable Life is a defendant in an action, certified as a class action in September 1997, in the United States District Court for the Northern District of Alabama, Southern Division, involving alleged discrimination on the basis of race against African-American applicants and potential applicants in hiring individuals as sales agents. Plaintiffs seek a declaratory judgment and affirmative and negative injunctive relief, including the payment of back-pay, pension and other compensation. Although the outcome of litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on the Company's results of operations in any particular period.

     Agent Health Benefits Case

     Equitable Life is a defendant in an action, certified as a class action in March 1999, in the United States District Court for the Northern District of California, alleging, among other things, that Equitable Life violated ERISA by eliminating certain alternatives pursuant to which agents of Equitable Life could qualify for health care coverage. The class consists of "[a]ll current, former and retired Equitable agents, who while associated with Equitable satisfied [certain alternatives] to qualify for health coverage or contributions thereto under applicable plans." Plaintiffs allege various causes of action under ERISA, including claims for enforcement of alleged promises contained in plan documents and for enforcement of agent bulletins, breach of unilateral contract, breach of fiduciary duty and promissory estoppel. The parties are currently engaged in discovery. Although the outcome of any litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not such matter will have a material adverse effect on the Company's results of operations in any particular period.

     Prime Property Fund Case

     In January 2000, the California Supreme Court denied the Company's petition for review of an October 1999 decision by the California Superior Court of Appeal. Such decision reversed the dismissal by the Supreme Court of Orange County, California of an action which was commenced in 1995 by a real estate developer in connection with a limited partnership formed in 1991 with the Company on behalf of Prime Property Fund ("PPF"). The Company serves as investment manager for PPF, an open-end, commingled real estate separate account of the Company for pension clients. Plaintiff alleges breach of fiduciary duty and other claims principally in connection with PPF's 1995 purchase and subsequent foreclosure of the loan which financed the partnership's property. Plaintiff seeks compensatory and punitive damages. The case has been remanded to the Superior Court for further proceedings. Although the outcome of litigation cannot be predicted with certainty, the Company's management believes that the ultimate resolution of this matter should not have a material adverse effect on the financial position of the Company. The Company's management cannot make an estimate of loss, if any, or predict whether or not this matter will have a material adverse effect on the Company's results of operations in any particular period.


     Alliance Capital
     ----------------

     In July 1995, a class action complaint was filed against Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance Holding and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The original complaint was dismissed in 1996; on appeal, the dismissal was affirmed. In October 1996, plaintiffs filed a motion for leave to file an amended complaint, alleging the Fund failed to hedge against currency risk despite representations that it would do so, the Fund did not properly disclose that it planned to invest in mortgage-backed derivative securities and two Fund advertisements misrepresented the risks of investing in the Fund. In October 1998, the U.S. Court of Appeals for the Second Circuit issued an order granting plaintiffs' motion to file an amended complaint alleging that the Fund misrepresented its ability to hedge against currency risk and denying plaintiffs' motion to file an amended complaint containing the other allegations. In December 1999, the United States District Court for the Southern District of New York granted the defendants' motion for summary judgment on all claims against all defendants. Later in December 1999, the plaintiffs filed motions for reconsideration of the Court's ruling. These motions are currently pending with the Court.

     In connection with the Reorganization; Alliance assumed any liabilities which Alliance Holding may have with respect to this action. Alliance and Alliance Holding believe that the allegations in the amended complaint are without merit and intend to vigorously defend against these claims. While the ultimate outcome of this matter cannot be determined at this time, management of Alliance Holding and Alliance do not expect that it will have a material adverse effect on Alliance Holding's or Alliance's results of operations or financial condition.

     DLJSC
     -----

     Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC") is a defendant along with certain other parties in a class action complaint involving the underwriting of units, consisting of notes and warrants to purchase common shares, of Rickel Home Centers, Inc. ("Rickel"), which filed a voluntary petition for reorganization pursuant to Chapter 11 of the Bankruptcy Code. The complaint seeks unspecified compensatory and punitive damages from DLJSC, as an underwriter and as an owner of 7.3% of the common stock, for alleged violation of Federal securities laws and common law fraud for alleged misstatements and omissions contained in the prospectus and registration statement used in the offering of the units. In April 1999, the complaint against DLJSC and the other defendants was dismissed. The plaintiffs have appealed. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint.

     DLJSC is a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC"). The debentures were canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The litigation seeks compensatory and punitive damages for DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 proceedings. In March 1999, the Court granted motions for summary judgment filed by DLJSC and the other defendants. The plaintiffs have appealed. DLJSC intends to defend itself vigorously against all the allegations contained in the complaint.

     In November 1998, three purported class actions were filed in the U.S. District Court for the Southern District of New York against more than 25 underwriters of initial public offering securities, including DLJSC. The complaints allege that defendants conspired to fix the "fee" paid for underwriting initial public offering securities by setting the underwriters' discount or "spread" at 7%, in violation of the Federal antitrust laws. The complaints seek treble damages in an unspecified amount and injunctive relief as well as attorneys' fees and costs. In March 1999, the plaintiffs filed a consolidated amended complaint. A motion by all defendants to dismiss the complaints on several grounds is pending. Separately, the U.S. Department of Justice has issued a Civil Investigative Demand to several investment banking firms, including DLJSC, seeking documents and information relating to "alleged" price-fixing with respect to underwriting spreads in initial public offerings. The Justice Department has not made any charges against DLJSC or the other investment banking firms. DLJSC is cooperating with the Justice Department in providing the requested information and believes that no violation of law by DLJSC has occurred.

     Although there can be no assurance, DLJ's management does not believe that the ultimate resolution of the litigations described above to which DLJSC is a party will have a material adverse effect on DLJ's consolidated financial condition. Based upon the information currently available to it, DLJ's management cannot predict whether or not such litigations will have a material adverse effect on DLJ's results of operations in any particular period.

     Other Matters

     In addition to the matters described above, the Holding Company and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

16)  LEASES

     The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 2000 and the four successive years are $111.2 million, $93.3 million, $78.3 million, $71.9 million, $66.5 million and $523.7 million thereafter. Minimum future sublease rental income on these noncancelable leases for 2000 and the four successive years is $5.2 million, $4.1 million, $2.8 million, $2.8 million, $2.8 million and $23.8 million thereafter.

     At December 31, 1999, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 2000 and the four successive years is $120.7 million, $113.5 million, $96.0 million, $79.7 million, $74.1 million and $354.6 million thereafter.

17)  OTHER OPERATING COSTS AND EXPENSES

     Other operating costs and expenses consisted of the following:

                                                               1999               1998                1997
                                                          -------------       ------------       ------------
                                                                              (IN MILLIONS)

     Compensation costs.................................  $     1,010.6       $      772.0       $      721.5
     Commissions........................................          549.5              478.1              409.6
     Short-term debt interest expense...................           16.7               26.1               31.7
     Long-term debt interest expense....................           76.3               84.6              121.2
     Amortization of policy acquisition costs...........          314.5              292.7              287.3
     Capitalization of policy acquisition costs.........         (709.9)            (609.1)            (508.0)
     Writedown of policy acquisition costs..............          131.7                -                  -
     Rent expense, net of sublease income...............          113.9              100.0              101.8
     Cursitor intangible assets writedown...............            -                  -                120.9
     Other..............................................        1,294.0            1,056.8              917.9
                                                          -------------       ------------       ------------
     Total..............................................  $     2,797.3       $    2,201.2       $    2,203.9
                                                         =================   ================   =================

     During 1997, the Company restructured certain operations in connection with cost reduction programs and recorded a pre-tax provision of $42.4 million. The amount paid during 1999 associated with cost reduction programs totaled $15.6 million. At December 31, 1999, the remaining liabilities associated with cost reduction programs was $8.8 million. The 1997 cost reduction program included costs related to employee termination and exit costs.

18)  INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

     Equitable Life is restricted as to the amounts it may pay as shareholder dividends. Under the New York Insurance Law, the Superintendent has broad discretion to determine whether the financial condition of a stock life insurance company would support the payment of dividends to its shareholders. For 1999, 1998 and 1997, statutory net income (loss) totaled $547.0 million, $384.4 million and ($351.7) million, respectively. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,570.6 million and $4,728.0 million at December 31, 1999 and 1998, respectively. In September 1999, $150.0 million in dividends were paid to the Holding Company by Equitable Life, the first such payment since Equitable Life's demutualization in 1992.

     At December 31, 1999, the Insurance Group, in accordance with various government and state regulations, had $26.8 million of securities deposited with such government or state agencies.

     The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total shareholder's equity under GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) external and certain internal costs incurred to obtain or develop internal use computer software during the application development stage is capitalized under GAAP but expensed under SAP; (e) Federal income taxes are generally accrued under SAP based upon revenues and expenses in the Federal income tax return while under GAAP deferred taxes provide for timing differences between recognition of revenues and expenses for financial reporting and income tax purposes; (f) the valuation of assets under SAP and GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; and (g) differences in the accrual methodologies for post-employment and retirement benefit plans.

19)  BUSINESS SEGMENT INFORMATION

     The Company's operations consist of Insurance and Investment Services. The Company's management evaluates the performance of each of these segments independently and allocates resources based on current and future requirements of each segment. Management evaluates the performance of each segment based upon operating results adjusted to exclude the effect of unusual or non-recurring events and transactions and certain revenue and expense categories not related to the base operations of the particular business net of minority interest. Information for all periods is presented on a comparable basis.

     Intersegment investment advisory and other fees of approximately $75.6 million, $61.8 million and $84.1 million for 1999, 1998 and 1997, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to discontinued operations of $.5 million, $.5 million and $4.2 million for 1999, 1998 and 1997, respectively, are eliminated in consolidation.

     The following tables reconcile each segment's revenues and operating earnings to total revenues and earnings from continuing operations before Federal income taxes and cumulative effect of accounting change as reported on the consolidated statements of earnings and the segments' assets to total assets on the consolidated balance sheets, respectively.

                                                               INVESTMENT
                                             INSURANCE          SERVICES         ELIMINATION           TOTAL
                                            -------------     ------------       ------------      ------------
                                                                       (IN MILLIONS)
     1999
     ----
     Segment revenues.....................  $     4,283.0     $    2,052.7       $      (23.8)     $    6,311.9
     Investment (losses) gains............         (199.4)           111.5                -               (87.9)
                                            -------------     ------------       ------------      ------------
     Total Revenues.......................  $     4,083.6     $    2,164.2       $      (23.8)     $    6,224.0
                                            =============     ============       ============      ============

     Pre-tax operating earnings...........  $       895.7     $      427.0       $        -        $    1,322.7
     Investment (losses) gains , net of
       DAC and other charges..............         (208.4)           110.5                -               (97.9)
     Non-recurring DAC adjustments........         (131.7)             -                  -              (131.7)
     Pre-tax minority interest............            -              216.8                -               216.8
                                            -------------     ------------       ------------      ------------
     Earnings from Continuing
       Operations.........................  $       555.6     $      754.3       $        -        $    1,309.9
                                            =============     ============       ============      ============

     Total Assets.........................  $    86,842.7     $   12,961.7       $       (8.9)     $   99,795.5
                                            =============     ============       ============      ============


     1998
     ----
     Segment revenues.....................  $     4,029.8     $    1,438.4       $       (5.7)     $    5,462.5
     Investment gains.....................           64.8             35.4                -               100.2
                                            -------------     ------------       ------------      ------------
     Total Revenues.......................  $     4,094.6     $    1,473.8       $       (5.7)     $    5,562.7
                                            =============     ============       ============      ============

     Pre-tax operating earnings...........  $       688.6     $      284.3       $        -        $      972.9
     Investment gains, net of
       DAC and other charges..............           41.7             27.7                -                69.4
     Pre-tax minority interest............            -              141.5                -               141.5
                                            -------------     ------------       ------------      ------------
     Earnings from Continuing
       Operations.........................          730.3            453.5                -             1,183.8
                                            =============     ============       ============      ============

     Total Assets.........................  $    75,626.0     $   12,379.2       $      (64.4)     $   87,940.8
                                            =============     ============       ============      ============

                                                                   INVESTMENT
                                                INSURANCE           SERVICES        ELIMINATION           TOTAL
                                               -------------     ------------       ------------      ------------

        1997
        ----
        Segment revenues.....................  $     3,990.8     $    1,200.0       $       (7.7)     $    5,183.1
        Investment (losses) gains............         (318.8)           255.1                -               (63.7)
                                               -------------     ------------       ------------      ------------
        Total Revenues.......................  $     3,672.0     $    1,455.1       $       (7.7)     $    5,119.4
                                               =============     ============       ============      ============

        Pre-tax operating earnings...........  $       507.0     $      258.3       $        -        $      765.3
        Investment (losses) gains, net of
          DAC and other charges..............         (292.5)           252.7                -               (39.8)
        Non-recurring costs and expenses.....          (41.7)          (121.6)               -              (163.3)
        Pre-tax minority interest............            -              108.5                -               108.5
                                               -------------     ------------       ------------      ------------
        Earnings from Continuing
          Operations.........................  $       172.8     $      497.9       $        -        $      670.7
                                               =============     ============       ============      ============

        Total Assets.........................  $    67,762.4     $   13,691.4       $      (96.1)     $   81,357.7
                                               =============     ============       ============      ============


20)  QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

     The quarterly results of operations for 1999 and 1998 are summarized below:

                                                                 THREE MONTHS ENDED
                                     ------------------------------------------------------------------------
                                        MARCH 31           JUNE 30          SEPTEMBER 30         DECEMBER 31
                                     -------------      -------------       ------------         ------------
                                                                    (IN MILLIONS)
     1999
     ----
     Total Revenues................  $     1,484.3      $     1,620.3       $    1,512.1         $    1,607.3
                                     =============      =============       ============         ============

     Earnings from Continuing
       Operations..................  $       187.3      $       222.6       $      186.5         $      182.1
                                     =============      =============       ============         ============

     Net Earnings..................  $       182.0      $       221.3       $      183.1         $      220.2
                                     =============      =============       ============         ============

     1998
     ----
     Total Revenues................  $     1,470.2      $     1,422.9       $    1,297.6         $    1,372.0
                                     =============      =============       ============         ============

     Earnings from Continuing
       Operations..................  $       212.8      $       197.0       $      136.8         $      158.9
                                     =============      =============       ============         ============

     Net Earnings..................  $       213.3      $       198.3       $      137.5         $      159.1
                                     =============      =============       ============         ============

21)  INVESTMENT IN DLJ

     At December 31, 1999, the Company's ownership of DLJ interest was approximately 31.71%. The Company's ownership interest in DLJ will continue to be reduced upon the exercise of options granted to certain DLJ employees and the vesting of forfeitable restricted stock units acquired by DLJ employees. DLJ restricted stock units represent forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

     The results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

     Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:

                                                                                        DECEMBER 31,
                                                                              -------------------------------
                                                                                  1999                1998
                                                                              ------------       ------------
                                                                                        (IN MILLIONS)
     Assets:
     Trading account securities, at market value............................  $   27,982.4       $   13,195.1
     Securities purchased under resale agreements...........................      29,538.1           20,063.3
     Broker-dealer related receivables......................................      44,998.1           34,264.5
     Other assets...........................................................       6,493.5            4,759.3
                                                                              ------------       ------------
     Total Assets...........................................................  $  109,012.1       $   72,282.2
                                                                              ============       ============

     Liabilities:
     Securities sold under repurchase agreements............................  $   56,474.4       $   35,775.6
     Broker-dealer related payables.........................................      37,207.4           26,161.5
     Short-term and long-term debt..........................................       6,518.6            3,997.6
     Other liabilities......................................................       4,704.5            3,219.8
                                                                              ------------       ------------
     Total liabilities......................................................     104,904.9           69,154.5
     DLJ's company-obligated mandatorily redeemed preferred
       securities of subsidiary trust holding solely debentures of DLJ......         200.0              200.0
     Total shareholders' equity.............................................       3,907.2            2,927.7
                                                                              ------------       ------------
     Total Liabilities, Cumulative Exchangeable Preferred Stock and
       Shareholders' Equity.................................................  $  109,012.1       $   72,282.2
                                                                              ============       ============

     DLJ's equity as reported...............................................  $    3,907.2       $    2,927.7
     Unamortized cost in excess of net assets acquired in 1985
       and other adjustments................................................          22.9               23.7
     The Holding Company's equity ownership in DLJ..........................      (1,341.4)          (1,002.4)
     Minority interest in DLJ...............................................      (1,479.3)          (1,118.2)
                                                                              ------------       ------------
     The Company's Carrying Value of DLJ....................................  $    1,109.4       $      830.8
                                                                              ============       ============

     Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                1999               1998               1997
                                                            ------------       ------------      -------------
                                                                               (IN MILLIONS)

     Commission, fees and other income..................... $    4,145.1       $    3,150.5      $     2,430.7
     Net investment income.................................      2,175.3            2,189.1            1,652.1
     Principal Transactions, net...........................        825.9               67.4              557.7
                                                            ------------       ------------      -------------
     Total revenues........................................      7,146.3            5,407.0            4,640.5
     Total expenses including income taxes.................      6,545.6            5,036.2            4,232.2
                                                            ------------       ------------      -------------
     Net earnings..........................................        600.7              370.8              408.3
     Dividends on preferred stock..........................         21.2               21.3               12.2
                                                            ------------       ------------      -------------
     Earnings Applicable to Common Shares.................. $      579.5       $      349.5      $       396.1
                                                            ============       ============      =============

     DLJ's earnings applicable to common shares as
       reported............................................ $      579.5       $      349.5      $       396.1
     Amortization of cost in excess of net assets
       acquired in 1985....................................          (.9)               (.8)              (1.3)
     The Holding Company's equity in DLJ's earnings........       (222.7)            (136.8)            (156.8)
     Minority interest in DLJ..............................       (172.9)             (99.5)            (109.1)
                                                            ------------       ------------      -------------
     The Company's Equity in DLJ's Earnings................ $      183.0       $      112.4      $       128.9
                                                            ============       ============      =============

22)  ACCOUNTING FOR STOCK-BASED COMPENSATION

     The Holding Company sponsors a stock incentive plan for employees of Equitable Life. DLJ and Alliance each sponsor their own stock option plans for certain employees. The Company has elected to continue to account for stock-based compensation using the intrinsic value method prescribed in APB No. 25. Had compensation expense for the Holding Company, DLJ and Alliance Stock Option Incentive Plan options been determined based on SFAS No. 123's fair value based method, the Company's pro forma net earnings for 1999, 1998 and 1997 would have been $757.1 million, $678.4 million and $426.3 million, respectively.

     The fair values of options granted after December 31, 1994, used as a basis for the pro forma disclosures above, were estimated as of the grant dates using the Black-Scholes option pricing model. The option pricing assumptions for 1999, 1998 and 1997 follow:

                                 HOLDING COMPANY                      DLJ                            ALLIANCE
                          ------------------------------ ------------------------------- ----------------------------------
                            1999      1998       1997      1999       1998      1997       1999       1998         1997
                          --------- ---------- --------- ---------- --------- ---------- --------- ------------ -----------
     Dividend yield......  0.31%      0.32%     0.48%      0.56%      0.69%     0.86%     8.70%       6.50%       8.00%

     Expected volatility.   28%        28%       20%        36%        40%       33%       29%         29%         26%

     Risk-free interest
       rate..............  5.46%      5.48%     5.99%      5.06%      5.53%     5.96%     5.70%       4.40%       5.70%

     Expected life
       in years..........    5          5         5          5          5         5         7          7.2         7.2

     Weighted average
       fair value per
       option at
       grant-date........  $10.78    $11.32     $6.13     $17.19     $16.27    $10.81     $3.88       $3.86       $2.18

     A summary of the Holding Company, DLJ and Alliance's option plans follows:

                                     HOLDING COMPANY                     DLJ                         ALLIANCE
                               ----------------------------- ----------------------------- -----------------------------
                                                 Weighted                      Weighted                     Weighted
                                                 Average                       Average                       Average
                                                 Exercise                      Exercise                     Exercise
                                                 Price of                      Price of                     Price of
                                   Shares        Options         Shares        Options         Units         Options
                               (In Millions)   Outstanding   (In Millions)   Outstanding   (In Millions)   Outstanding
                               --------------- ------------- --------------- ------------- -----------------------------
     Balance as of
       January 1, 1997........      13.4           $10.40         22.2         $14.03           10.0          $ 9.54
       Granted................       6.4           $20.93          6.4         $30.54            2.2          $18.28
       Exercised..............      (3.2)          $10.13          (.2)        $16.01           (1.2)         $ 8.06
       Forfeited..............       (.8)          $11.72          (.2)        $13.79            (.4)         $10.64
                               ---------------               -------------                 ---------------

     Balance as of
       December 31, 1997......      15.8           $14.53         28.2         $17.78           10.6          $11.41
       Granted................       8.6           $33.13          1.5         $38.59            2.8          $26.28
       Exercised..............      (2.2)          $10.59         (1.4)        $14.91            (.9)         $ 8.91
       Forfeited..............       (.8)          $23.51          (.1)        $17.31            (.2)         $13.14
                               ---------------               -------------                 ---------------

     Balance as of
       December 31, 1998......      21.4           $22.00         28.2         $19.04           12.3          $14.92
       Granted................       4.3           $31.70          4.8         $45.23            2.0          $30.18
       Exercised..............      (2.4)          $13.26         (2.2)        $34.61           (1.5)         $ 9.51
       Forfeited..............       (.6)          $24.29          (.1)        $15.85            (.3)         $17.79
                               ---------------               -------------                 ---------------

     Balance as of
       December 31, 1999......      22.7           $24.60         30.7         $23.30           12.5          $17.95
                               ===============               =============                 ===============

     Information about options outstanding and exercisable at December 31, 1999 follows:

                                    Options Outstanding                            Options Exercisable
                     ---------------------------------------------------   -------------------------------------
                            Weighted
                                            Average         Weighted                               Weighted
      Range of             Number          Remaining        Average             Number              Average
      Exercise          Outstanding       Contractual       Exercise          Exercisable          Exercise
       Prices          (In Millions)     Life (Years)        Price           (In Millions)           Price
-------------------- ------------------ ---------------- ---------------   ------------------   ----------------

       Holding
       Company
--------------------
$ 9.06   -$13.88             5.6               4.2            $10.50             10.9                $18.98
$14.25   -$22.63             5.2               7.7            $20.95              -                    -
$25.32   -$34.59             8.2               8.7            $29.08              -                    -
$40.97   -$41.28             3.7               8.6            $41.28              -                    -
                      -----------------                                    ------------------
$ 9.06   -$41.28            22.7               7.3            $24.60             10.9                $18.98
                      ================= ================ ===============   ==================   ================

         DLJ
--------------------
$13.50    -$25.99           20.2               8.4            $14.61             20.6                $16.62
$26.00    -$38.99            4.9               7.8            $33.99              -                    -
$39.00    -$52.875           4.8               9.0            $43.28              -                    -
$53.00    -$76.875            .8               9.7            $57.09              -                    -
                      -----------------                                    ------------------
$13.50    -$76.875          30.7               8.4            $23.30             20.6                $16.62
                      ================= ================ ===============   ==================   ================

      Alliance
--------------------
$ 3.66    -$ 9.81            2.6               3.8            $ 8.31              2.2                $ 8.12
$ 9.88    -$12.56            3.3               5.6            $11.16              2.6                $10.92
$13.75    -$18.47            1.8               7.9            $18.34               .7                $18.34
$18.78    -$26.31            2.8               8.9            $26.16               .6                $26.06
$27.31    -$30.94            2.0               9.9            $30.24              -                    -
                      -----------------                                    ------------------
$ 3.66    -$30.94           12.5               7.0            $17.95              6.1                $12.12
                      ================= ================ ===============   ==================   ================


APPENDIX A


--------------------------------------------------------------------------------

A-1


DIRECTORS AND PRINCIPAL OFFICERS

         Set forth below is information about our directors and, to the extent they are responsible for variable life insurance operations, our principal officers. Unless otherwise noted, their address is 1290 Avenue of the Americas, New York, New York 10104.

------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DIRECTORS
------------------------------------------------------------------------------------------------------------------------
Francoise Colloc'h                      Director of  Equitable  Life (since July 1992).  Member of the AXA  Management
AXA                                     Board  and Group  Executive  President,  Human  Resources,  Communication  and
23 Avenue Matignon                      Synergies of AXA (since January 2000).  Prior thereto,  Senior  Executive Vice
75008 Paris, France                     President,  AXA (1993-2000).  Director or officer of various  subsidiaries and affiliates of the AXA Group.
------------------------------------------------------------------------------------------------------------------------
Henri de Castries                       Director of Equitable Life (since  September  1993).  Chairman of the Board of
AXA                                     AXA  Financial  (since  April 1998);  Vice  Chairman  (February  1996 to April
23 Avenue Matignon                      1998).  Vice Chairman of AXA's  Management  Board (since January 2000).  Prior
75008 Paris, France                     thereto,  Senior  Executive  Vice  President, Financial Services and Life
                                        Insurance Activities in the United States, Germany, the United Kingdom and
                                        Benelux (1996 to 2000); Executive Vice President, Financial Services and Life
                                        Insurance Activities (1993 to 1996) of AXA. Director or officer of various subsidiaries and affiliates of the AXA Group. Director of DLJ and Alliance
                                        Capital Management Corporation, the general partner of Alliance Holding and
                                        Alliance.
------------------------------------------------------------------------------------------------------------------------
Joseph L. Dionne                        Director  of  Equitable  Life  (since  May  1982).  Retired  Chairman  of  The
The McGraw-Hill Companies               McGraw-Hill  Companies  (since January 2000);  prior thereto,  Chairman (April
1221 Avenue of the Americas             1988 to January 2000) and Chief Executive  Officer (April 1983 to April 1998).
New York, NY 10020                      Director of The McGraw-Hill  Companies,  Harris  Corporation and Ryder System,
                                        Inc. Director of AXA Financial, Inc. (since May, 1992).
------------------------------------------------------------------------------------------------------------------------
Denis Duverne                           Director of Equitable Life (since  February  1998).  Executive Vice President,
AXA                                     International  (US-UK-Benelux)  AXA and member of AXA  Executive  Board (since
23, Avenue Matignon                     January, 2000). Director,  Alliance (since February 1996) and Donaldson Lufkin
75008 Paris, France                     & Jenrette ("DLJ")(since February 1997).
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DIRECTORS (continued)
------------------------------------------------------------------------------------------------------------------------
Jean-Rene Fourtou                       Director of Equitable Life (since July 1992).  Vice Chairman of the Management
Rhone-Poulenc S.A.                      Board of Aventis (since  December  1999).  Prior  thereto,  Chairman and Chief
25, Quai Paul Doumer                    Executive  Officer of Rhone-Poulenc,  S.A. (1986 to December 1999).  Member of
92408 Courbevoie Cedex                  the Supervisory Board of AXA. Director of Schneider S.A., Paribas,  and Groupe
France                                  Pernod-Ricard.   Member  of  the  Consulting  Council  of  Banque  de  France.
                                        Director, AXA Financial (since July,
1992).
------------------------------------------------------------------------------------------------------------------------
Norman C. Francis                       Director of Equitable Life (since March 1989). President of Xavier University
Xavier University of Louisiana          of Louisiana; Director, First National Bank of Commerce, New Orleans, LA,
7325 Palmetto Street                    Piccadilly Cafeterias, Inc., and Entergy Corporation.
New Orleans, LA 70125
------------------------------------------------------------------------------------------------------------------------
Donald J. Greene                        Director of Equitable Life (since July 1991). Of Counsel, LeBoeuf, Lamb,
LeBouef, Lamb, Greene & MacRae,         Greene & MacRae, L.L.P. (since 1999). Prior thereto, Partner of the firm
  L.L.P.                                (1965 to 1999). Director of AXA Financial (since May 1992).
125 West 55th Street
New York, NY 10019-4513
------------------------------------------------------------------------------------------------------------------------
John T. Hartley                         Director of Equitable Life (since August 1987). Currently a Director and
1025 NASA Boulevard                     retired Chairman and Chief Executive Officer of Harris Corporation (retired
Melbourne, FL 32919                     July 1995); previously held other officerships with Harris Corporation.
                                        Director of AXA Financial (since May 1992); Director of the McGraw Hill
                                        Companies.
------------------------------------------------------------------------------------------------------------------------
John H.F. Haskell Jr.                   Director of Equitable Life (since July 1992); Director of AXA Financial
SBC Warburg Dillon Read LLC             (since July 1992); Director, Senior Advisor of Warburg Dillon Read LLC (since
535 Madison Avenue                      1999); Prior thereto, Managing Director and member of its Board of Directors
New York, NY 10022                      (1975-1999); Chairman, Supervisory Board, Dillon Read (France) Gestion (until
                                        1998); Director, Pall Corporation (since November 1998).
------------------------------------------------------------------------------------------------------------------------
Mary (Nina) Henderson                   Director of Equitable Life (since December 1996). Corporate Vice President,
BESTFOODS                               Core Business Development of Bestfoods (since June 1999). Prior thereto,
International Plaza                     President, Bestfoods Grocery and Vice President, Bestfoods (formerly CPC
700 Sylvan Avenue                       International, Inc.)(1997 to 1999). President, Bestfoods Specialty Markets
Englewood Cliffs, NJ 07632-9976         Group (1993 to 1997); Director, Hunt Corporation and PACTIV Corporation.
                                        Director, AXA Financial (since December 1996).
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
DIRECTORS (continued)
------------------------------------------------------------------------------------------------------------------------
W. Edwin Jarmain                        Director of Equitable Life (since July 1992). President, Jarmain Group Inc.
Jarmain Group Inc.                      (since 1979); and officer or director of several affiliated companies.
121 King Street West                    Director, DLJ (since October 1992), AXA Insurance (Canada), Anglo Canada
Suite 2525                              General Insurance Company, and AXA Pacific Insurance Company, and Alternate
Toronto, Ontario M5H 3T9                Director, AXA Asia Pacific Holdings Limited. Chairman (non-executive) and
Canada                                  Director, FCA International Ltd. (January 1994 to May 1998). Director of AXA
                                        Financial, Inc. (since July 1992).
------------------------------------------------------------------------------------------------------------------------
George T. Lowy                          Director of Equitable Life (since July 1992). Partner, Cravath, Swaine &
Cravath, Swaine & Moore                 Moore. Director, Eramet.
825 Eighth Avenue
New York, NY 10019
------------------------------------------------------------------------------------------------------------------------
Didier Pineau-Valencienne               Director of Equitable Life (since February 1996). Vice Chairman Credit Suisse
Credit Suisse, First Boston             First Boston (since March 1999). Chairman and Chief Executive Officer (1981
64, rue de Miromesnel                   to February 1999)(now Honorary Chairman) Schneider Electric. Member of the
75008 Paris, France                     Supervisory Board of AXA. Director of CGIP, Aventis (formerly Rhone-Poulenc,
                                        S.A.), Sema Group PLC (UK), Soft Computing and Swiss Helvetic Fund; member of the Advisory Board of Booz-Allen & Hamilton. Director of AXA Financial, Inc.
                                        (since February 1996).
------------------------------------------------------------------------------------------------------------------------
George J. Sella, Jr.                    Director of Equitable Life (since May 1987). Retired Chairman and Chief
P.O. Box 397                            Executive Officer of American Cyanamid Company (retired April 1993);
Newton, NJ 07860                        previously held other officerships with American Cyanamid. Director of AXA
                                        Financial (since May 1992) and Coulter
Pharmaceutical (since May 1987).
------------------------------------------------------------------------------------------------------------------------
Peter J. Tobin                          Director of Equitable Life (since March 1999); Dean of the Peter J. Tobin
St. John's University                   College of Business Administration, St. John's University (since August
8000 Utopia Parkway                     1998); Chief Financial Officer, Chase Manhattan Corp. (1985 to 1997).
Jamaica, NY 11439
------------------------------------------------------------------------------------------------------------------------
Dave H. Williams                        Director of Equitable Life (since March 1991). Chairman (since 1977) and
Alliance Capital Management             former Chief Executive Officer (1977 to January 1999), of Alliance, and
  Corporation                           Chairman or Director of numerous subsidiaries and affiliated companies of
1345 Avenue of the Americas             Alliance.  Senior Executive Vice President of AXA (since January 1997).
New York, NY 10105                      Director of AXA Financial (since May 1992).
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
OFFICER-DIRECTORS
------------------------------------------------------------------------------------------------------------------------
Michael Hegarty                         Director of Equitable Life (since January 1998). President (since January
                                        1998) and Chief Operating Officer (since February 1998), Equitable Life.
                                        Senior Vice Chairman (since November 1999), Vice Chairman (since April 1998),
                                        Senior Executive Vice President (January 1998 to April 1998), and Director
                                        and Chief Operating Officer (both since January 1998), AXA Financial.
                                        Director, President and Chief Operating Officer, Equitable of Colorado (since
                                        December 1999); AXA Client Solutions & Equitable Distribution Holding Corp.
                                        (since September 1999). Vice Chairman (from 1996 to 1997), Chase Manhattan
                                        Corporation. Vice Chairman (from 1995 to 1996) and Senior Executive Vice
                                        President (from 1991 to 1995), Chemical Bank. Director, ACMC, Inc.
                                        ("ACMC")(since March 1998). Trustee, EQ Advisors Trust. Director, Equitable
                                        Capital Management Corporation ("ECMC") (since March 1998); Alliance and DLJ
                                        (both since May 1998).
------------------------------------------------------------------------------------------------------------------------
Edward D. Miller                        Director of Equitable Life (since August 1997). Chairman of the Board (since
                                        January 1998), Chief Executive Officer (since August 1997), President (August
                                        1997 to January 1998), Equitable Life. Director, President and Chief
                                        Executive Officer, (all since August 1997), AXA Financial. Director, Chairman of the Board and Chief Executive Officer, Equitable of Colorado (since
                                        December 1999); AXA Client Solutions and Equitable Distribution Holding Corp.
                                        (since September 1999). Member of the Management Board of AXA (since January
                                        2000); Senior Vice Chairman, Chase Manhattan Corporation (March 1996 to April
                                        1997). President (January 1994 to March 1996) and Vice Chairman (December
                                        1991 to January 1994), Chemical Bank. Director, Alliance (since August 1997),
                                        DLJ (since November 1997), ECMC (since March 1998), ACMC, Inc. (since March
                                        1998), and AXA Canada (since September 1998). Director, KeySpan Energy.
------------------------------------------------------------------------------------------------------------------------
Stanley B. Tulin                        Director and Vice Chairman of the Board (since February 1998), and Chief
                                        Financial Officer (since May 1996), Equitable Life. Vice Chairman of the
                                        Board (since November 1999) and Chief Financial Officer (since May 1997) and prior thereto, Senior Executive Vice President (February 1998 to November
                                        1999), AXA Financial. Director, Vice Chairman and Chief Financial Officer
                                        (since December 1999) Equitable of Colorado; AXA Client Solutions, LLC and
                                        Equitable Distributions Holding Corp. (since September 1999). Vice President
                                        (until 1998), EQ Advisors Trust. Director, Alliance (since July 1997), and
                                        DLJ (since June 1997). Prior thereto, Chairman, Insurance Consulting and
                                        Actuarial Practice, Coopers & Lybrand, L.L.P.
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

A-5

------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS
------------------------------------------------------------------------------------------------------------------------
Leon B. Billis                          Executive Vice President (since February 1998) and Chief Information Officer
                                        (since November 1994), Equitable Life. Previously held other officerships with Equitable Life; Director, J.M.R. Realty Services, Inc.
------------------------------------------------------------------------------------------------------------------------
Derry E. Bishop                         Executive Vice President (since September 1998), Chief Agency Officer, (since
                                        December 1997), and Senior Vice President (January 1995 to September 1998),
                                        Equitable Life; Director and Executive Vice President, AXA Advisors LLC and
                                        Executive Vice President and Chief Agency Officer, AXA Client Solutions, LLC
                                        (all since September 1999). Prior thereto, Director (since 1995) and
                                        Executive Vice President (since 1994) EQF (now AXA Advisors).
------------------------------------------------------------------------------------------------------------------------
Harvey Blitz                            Senior Vice President, Equitable Life. Senior Vice President, AXA Financial.
                                        Director and Chairman, Frontier Trust Company ("Frontier"). Director, EQF
                                        (now AXA Advisors)(until September 1999). Executive Vice President and
                                        Director (since September 1999), AXA Advisors, Director (until May 1996),
                                        Equitable Distributors, Inc. ("EDI"). Director and Senior Vice President, AXA
                                        Network, LLC (formerly EquiSource). Director and Officer of various Equitable
                                        Life affiliates. Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Kevin R. Byrne                          Senior Vice President and Treasurer, Equitable Life and AXA Financial. Senior
                                        Vice President and Treasurer, AXA Client Solutions, LLC and Equitable
                                        Distributors (since September 1999); Equitable of Colorado (since December
                                        1999). Treasurer, Frontier (since 1990) and AXA Network, LLC (since 1999).
                                        President and Chief Executive Officer (since September 1997), and prior thereto, Vice President and Treasurer, Equitable Casualty Insurance Company
                                        ("Casualty"). Vice President and Treasurer, EQ Advisors Trust (since March
                                        1997). Director, Chairman, President and Chief Executive Officer, Equitable
                                        JV Holdings (since August 1997). Director (since July 1997), and Senior Vice
                                        President and Chief Financial Officer (since April 1998), ACMC and ECMC.
                                        Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
John A. Caroselli                       Executive Vice President (since September 1998), Equitable Life; Senior Vice
                                        President, Equitable Life (February 1998 to September 1998); Senior Vice
                                        President, Chase Manhattan Corp. (1996 to 1998); Vice President,
                                        Chemical Bank (1991 to 1996).
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
------------------------------------------------------------------------------------------------------------------------
Judy A. Faucett                         Senior Vice President, Equitable Life, (since September 1996) and Actuary
                                        (September 1996 to December 1998). Partner and Senior Actuarial Consultant,
                                        Coopers & Lybrand L.L.P. (January 1989 to August 1996).
------------------------------------------------------------------------------------------------------------------------
Alvin H. Fenichel                       Senior Vice President and Controller, Equitable Life and AXA Financial.
                                        Senior Vice President and Controller, The Equitable of Colorado, Inc. (since
                                        December 1999). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Paul J. Flora                           Senior Vice President and Auditor, Equitable Life. Vice President and
                                        Auditor, AXA Financial.
------------------------------------------------------------------------------------------------------------------------
Robert E. Garber                        Executive Vice President and Chief Legal Officer (since November 1999),
                                        Equitable Life; prior thereto, Executive Vice President and General Counsel.
                                        General Counsel of AXA Financial. Previously held other officerships with
                                        Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Donald R. Kaplan                        Senior Vice President (since September 1999), Chief Compliance Officer and
                                        Associate General Counsel, Equitable Life. Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------
Michael S. Martin                       Executive Vice President (since September 1998) and Chief Marketing Officer
                                        (since December 1997), Equitable Life; prior thereto, Senior Vice President and Chief Marketing Officer. Chairman and Chief Executive Officer, AXA
                                        Advisors LLC (since September 1999). Vice President, EQ Advisors Trust (until
                                        April 1998). Director, Equitable Underwriting and Sales Agency (Bahamas),
                                        Ltd. and AXA Network, LLC; President (since February 2000); Executive Vice
                                        President (since December 1998), Colorado; prior thereto, Director and Senior
                                        Vice President (since December 1998). Previously held other officerships with
                                        Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Richard J. Matteis                      Executive Vice President, Equitable Life (since May 1998); Executive Vice
                                        President, Chase Manhattan Corporation (January 1983 to June 1997); Director,
                                        EQF (now AXA Advisors)(October 1998 to May 1999).
------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
------------------------------------------------------------------------------------------------------------------------
Peter D. Noris                          Executive Vice President and Chief Investment Officer, Equitable Life.
                                        Executive Vice President (since May 1995) and Chief Investment Officer (since
                                        July 1995), AXA Financial. Chairman, President and Trustee (since March
                                        1997), EQ Advisors Trust. Executive Vice President and Chief Investment
                                        Officer, Equitable of Colorado (since December 1999), Executive Vice
                                        President, AXA Client Solutions (since September 1999). Director, Alliance, and Equitable Real Estate (until June 1997). Executive Vice President, EQF
                                        (now AXA Advisors)(November 1996 to September 1999). Director, EREIM Managers
                                        Corp. (since July 1997), and EREIM LP Corp. (since October 1997).
------------------------------------------------------------------------------------------------------------------------
Brian S. O'Neil                         Executive Vice President, Equitable Life (since June 1998).  Executive Vice
                                        President, AXA Financial and AXA Client Solutions (since September 1999).
                                        Director of Investment, AXA Investment Management (January 1998 to June 1998);
                                        Chief Investment Officer, AXA Investment Management (July 1995 to January 1998).
                                        Trustee (since September 1999), EQ Advisors Trust.
------------------------------------------------------------------------------------------------------------------------
Anthony C. Pasquale                     Senior Vice President, Equitable Life and AXA Client Solutions (since
                                        September 1999). Director, Chairman and Chief Operating Officer, Casualty,
                                        (since September 1997). Director, Equitable Agri-Business, Inc. (until June
                                        1997). Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------
Pauline Sherman                         Senior Vice President (since February 1999); Vice President, Secretary and
                                        Associate General Counsel, Equitable Life and AXA Financial, (since September
                                        1995). Senior Vice President, Secretary and Associate General Counsel, AXA
                                        Financial and AXA Client Solutions (since November 1999). Senior Vice
                                        President and Secretary, Equitable of Colorado (since December 1999).
                                        Previously held other officerships with Equitable Life.
------------------------------------------------------------------------------------------------------------------------
Richard V. Silver                       Senior Vice President (since February 1995) and General Counsel (since
                                        November 1999) Equitable Life; prior thereto, Deputy General Counsel
                                        (1996-1999). Senior Vice President and Associate General Counsel, AXA
                                        Financial (since September 1996). Senior Vice President and General Counsel,
                                        AXA Client Solutions (since November 1999). Vice President and General
                                        Counsel, Equitable of Colorado (since December 1999). Director, AXA Advisors.
                                        Senior Vice President and General Counsel, EIC (June 1997 to March 1998).
                                        Previously held other officerships with Equitable Life and its affiliates.
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
NAME AND PRINCIPAL                      BUSINESS EXPERIENCE
BUSINESS ADDRESS                        WITHIN PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------------------
OTHER OFFICERS (continued)
------------------------------------------------------------------------------------------------------------------------
Jose S. Suquet                          Senior Executive Vice President (since February 1998), Chief Distribution
                                        Officer (since December 1997) and Chief Agency Officer (August 1994 to
                                        December 1997), Equitable Life. Senior Executive Vice President and Chief
                                        Distribution Officer, AXA Client Solutions (since September 1999). Senior
                                        Executive Vice President, Equitable of Colorado (since December 1999).
                                        Executive Vice President (since May 1996), AXA Financial. Chairman (since
                                        December 1997), EDI. Prior thereto, Agency Manager.
------------------------------------------------------------------------------------------------------------------------
Gregory G. Wilcox                       Executive Vice President (since September 1998), Senior Vice President
                                        (May 1992 to September 1998), Equitable Life. Executive Vice President (since
                                        November 1999), AXA Financial; prior thereto, Senior Vice President.
------------------------------------------------------------------------------------------------------------------------
R. Lee Wilson                           Executive Vice President (since May 1998) and Deputy Chief Financial Officer
                                        (September 1998 to July 1999), Equitable Life. Executive Vice President, AXA
                                        Client Solutions (since September 1999). Prior thereto, Executive Vice
                                        President, Chase Manhattan Bank.
------------------------------------------------------------------------------------------------------------------------


APPENDIX B



--------------------------------------------------------------------------------

OUR DATA ON MARKET PERFORMANCE

In reports or other communications to policyowners or in advertising material, we may describe general economic and market conditions affecting our variable investment options and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

   o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc. or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

   o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

   o data developed by us derived from such indices or averages.

We also may furnish to present or prospective policyowners advertisements or other communications that include evaluations of a variable investment option or portfolio by nationally recognized financial publications. Examples of such publications are:

Barron's                      Investment Management
Morningstar's Variable          Weekly
  Annuities/Life              Money Management Letter
Business Week                 Investment Dealers Digest
Forbes                        National Underwriter
Fortune                       Pension & Investments
Institutional Investor        USA Today
Money                         Investor's Daily
Kiplinger's Personal Finance  The New York Times
Financial Planning            The Wall Street Journal
Investment Advisor            The Los Angeles Times
                              The Chicago Tribune

Lipper Analytical Services, Inc. (Lipper) compiles performance data for peer universes of portfolios with similar investment objectives in its Lipper Variable Insurance Products Performance Analysis Service (Lipper Survey). Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

     o The "Separate Account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable insurance and annuity contracts; and

     o The "Mutual Fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Report consists of nearly 700 variable life and annuity portfolios, all of which report their data net of investment management fees, direct operating expenses and separate account level charges.

LONG-TERM MARKET TRENDS

The following chart presents historical return trends for various types of securities. The information presented does not directly relate to the performance of our variable investment options or the Trust. Nevertheless, it may help you gain a perspective on the potential returns of different asset classes over different periods of time. By combining this information with your knowledge of your own financial needs, you may

--------------------------------------------------------------------------------
be able to better determine how you wish to allocate your policy's premiums.

Historically, the investment performance of common stocks over the long term has generally been superior to that of long- or short-term debt securities. However, common stocks have also experienced dramatic changes in value over short periods of time. One of our variable investment options that invests primarily in common stocks may, therefore, be a desirable selection for owners who are willing to accept such risks. If, on the other hand, you wish to limit your short-term risk, you may find it preferable to allocate a smaller percentage of net premiums to those options that invest primarily in common stock. All investments in securities, whether equity or debt, involve varying degrees of risk. They also offer varying degrees of potential reward.

The chart below illustrates the average annual compound rates of return over selected time periods between December 31, 1926 and December 31, 1999 for the types of securities indicated in the chart. These rates of return assume the reinvestment of dividends, capital gains and interest. The Consumer Price Index is also shown as a measure of inflation for comparison purposes. The investment return information presented is an historical record of unmanaged categories of securities. In addition, the rates of return shown do not reflect either (1) investment management fees and expenses, or (2) costs and charges associated with ownership of a variable life insurance policy.

The rates of return illustrated do not represent returns of our variable investment options or the Portfolios and do not constitute a representation that the performance of those options or the Portfolios will correspond to rates of return such as those illustrated in the chart.




--------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RATES OF RETURN
--------------------------------------------------------------------------------------------------------------------
FOR THE FOLLOWING                            LONG-TERM       LONG-TERM    INTERMEDIATE-     U.S.
PERIODS ENDING                COMMON         GOVERNMENT      CORPORATE     TERM GOV'T     TREASURY     CONSUMER
DECEMBER 31, 1999             STOCKS           BONDS           BONDS         BONDS          BILLS    PRICE INDEX
 --------------------------------------------------------------------------------------------------------------------
1 Year                         21.04%         (8.96)%         (7.45)%      (1.77)%          4.68%       2.81%
3 Years                        27.56           6.04            5.01         5.47            4.93        2.04
5 years                        28.55           9.24            8.35         6.95            5.12        2.39
10 years                       18.20           8.79            8.36         7.20            4.92        2.94
20 years                       17.87          10.69           10.66         9.53            6.89        4.01
30 years                       13.72           8.94            9.17         8.68            6.69        5.12
40 years                       12.22           7.01            7.24         7.35            5.98        4.46
50 years                       13.61           5.56            5.97         6.12            5.15        4.01
60 years                       12.86           5.17            5.42         5.39            4.34        4.24
Since 1926                     11.35           5.12            5.61         5.22            3.79        3.07
Inflation Adjusted              8.03           1.98            2.46         2.08            0.69        0.00
   Since 1926
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Source: Ibbotson, Roger G. and Rex A. Sinquefield, STOCKS, BONDS, BILLS, AND INFLATION (SBBI), 1982, updated in STOCKS, BONDS, BILLS, AND INFLATION 2000 YEARBOOK,(TM)Ibbotson Associates, Inc., Chicago. All rights reserved.


Common Stocks (S&P 500) -- Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.


Long-Term Government Bonds -- Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty-year maturity and a reasonably current coupon.


Long-Term Corporate Bonds -- For the period 1969-1999, represented by the Salomon Brothers' Long-Term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers' Index was backdated using Salomon Brothers' monthly yield data and a methodology similar to that used by Salomon for 1969-1999; for the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty-year maturity.


Intermediate-Term Government Bonds -- Measured by a one-bond portfolio constructed each year containing a bond with approximately a five-year maturity.

U.S. Treasury Bills -- Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

Consumer Price Index -- Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

APPENDIX C



--------------------------------------------------------------------------------

C-1


DATES OF PREVIOUS PROSPECTUSES AND SUPPLEMENTS

This supplement updates
the prospectuses dated                               which relate to our
-----------------------                              -------------------

September 30, 1987 and December 18, 1986............ Champion Policies

September 30, 1987; April 30, 1986; and
  January 1, 1994................................... SP-1 Policies

April 30, 1986 and March 26, 1985....................Basic and Expanded Policies


In addition, you also have subsequently received other prospectus updating supplements dated May 1, 1999, 1998, 1997, and 1996, as well as other supplements dated August 30, 1999 and January 1, 1997.

These supplements are still relevant and you should retain them with your prospectus.

                                     PART II

                   REPRESENTATION REGARDING REASONABLENESS OF
                        AGGREGATE POLICY FEES AND CHARGES

Equitable represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Equitable under the Policies, Equitable bases its representation on its assessment of all of the facts and circumstances, including such relevant factors as: the nature and extent of such services, expenses and risks, the need for Equitable to earn a profit, the degree to which the Policies include innovative features, and regulatory standards for the grant of exemptive relief under the Investment Company Act of 1940 used prior to October 1996, including the range of industry practice. This representation applies to all policies sold pursuant to this Registration Statement, including those sold on the terms specifically described in the prospectuses contained herein, or any variations therein, based on supplements, data pages or riders to any policies or prospectuses, or otherwise.

                       CONTENTS OF REGISTRATION STATEMENT
                       ----------------------------------

This registration statement comprises the following papers and documents:

The facing sheet.


The Champion Reconciliation and Tie, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

The SP-1 Reconciliation and Tie, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

The Basic and Expanded Reconciliation and Tie, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

The Supplement dated May 1, 2000, consisting of 70 pages.


Representation regarding reasonableness of aggregate policy fees and charges.

Undertaking to file reports, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

Undertaking pursuant to Rule 484(b)(i) under the Securities Act of 1933, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.


The signatures.

Written Consents of the following persons:

Independent Public Accountants (see exhibit 6).

The following exhibits:
Exhibits required by Article IX, paragraph A of Form N-8B-2:



         1-A(1)(a)        Certified resolution re authority to market variable life insurance and establish separate accounts, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(2)           Inapplicable.

         1-A(3)(a)        See Exhibit 1-A(8).

         1-A(3)(b)        Selling Agreement, previously filed with this Registration Statement File No. 333-
                          17633 on December 11, 1996.

         1-A(3)(c)        See Exhibit 1-A(8)(i)

         1-A(4)           Inapplicable.

         1-A(5)(a)(i)     Variable Whole Life Insurance Policy, previously filed with this Registration
                          Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(a)(ii)    Variable Increasing Protection Life Insurance Policy, previously filed with this
                          Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(a)(iii)   Variable Limited Payment Life Insurance Policy -- Level Face Amount, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(a)(iv)    Variable Whole Life Insurance Policy -- Increasing Face Amount, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(a)(v)     Variable Limited Payment Life Plan Insurance Policy--Level Face Amount,
                          previously filed with this Registration Statement File No. 333-17633 on December
                          11, 1996.

         1-A(5)(a)(vi)    Variable Whole Life Plan Insurance Policy -- Increasing Face Amount,
                          previously filed with this Registration Statement File No. 333-17633 on
                          December 11, 1996.

         1-A(5)(a)(vii)   Single Premium Whole Life Plan Insurance Policy, previously filed with this
                          Registration Statement File No. 333-17633 on December 11, 1996.





         1-A(5)(a)(viii)  Single Premium Whole Life Plan Insurance Policy -- Level Face Amount,
                          previously filed with this Registration Statement File No. 333-17633 on
                          December 11, 1996.

         1-A(5)(a)(ix)    Variable Whole Life Plan Insurance Policy, previously filed with this Registration
                          Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(a)(x)     Variable Whole Life Plan -- Level Face Amount, previously filed with this
                          Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(a)(xi)    Single Premium Whole Life Plan Insurance Policy --
                          Level Face Amount, previously filed with this Registration Statement File No.
                          333-17633 on December 11, 1996.

         1-A(5)(a)(xii)   Variable Limited Payment Life Plan Insurance Policy -- Level Face Amount,
                          previously filed with this Registration Statement File No. 333-17633 on
                          December 11, 1996.

         1-A(5)(a)(xiii)  Variable Whole Life Plan Insurance Policy -- Increasing Face Amount,
                          previously filed with this Registration Statement File No. 333-17633 on
                          December 11, 1996.

         1-A(5)(b)        Rider adding Separate Account II to existing policies. (R81-100), previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(c)        Rider re "Loan Value."  (S. 83-23), previously filed with this Registration
                          Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(d)        Rider re "Account Value." (S. 83-41), previously filed with this Registration
                          Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(e)        Rider re "Loans."  (S. 83-61), previously filed with this Registration Statement
                          File No. 333-17633 on December 11, 1996.

         1-A(5)(f)        Rider re "VAA Change Amount" and "Calculation of Cash
                          Values."  (S. 84-81), previously filed with this Registration Statement File No.
                          333-17633 on December 11, 1996.

         1-A(5)(g)        Rider re "Unit Investment Trust Endorsement" (S.85-101), previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(h)        Backdating Endorsement No. S.85-81 relating to Policy No. 85-11, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         1-A(5)(i)        Adjustable Loan Interest Rate Endorsement No. S.85-83 relating to Policy No. 85-11, previously filed with this Registration Statement File No. 333-17633 on December 11,
                          1996.





         1-A(5)(j)        Accelerated Death Benefit Rider, previously filed with this Registration Statement
                          File No. 333-17633 on December 11, 1996.

         1-A(5)(k)        Name change endorsement (S.97-1), previously filed with this Registration Statement
                          File No. 333-17633 on December 11, 1996.
         1-A(6)(a)        Declaration and Charter of Equitable, as amended January 1, 1997, previously filed with this Registration Statement File No. 333-17633 on April 30, 1997.

         1-A(6)(b)        By-Laws of Equitable, as amended November 21, 1996, previously filed with this Registration Statement
                          File No. 333-17633 on April 30, 1997.

         1-A(7)           Inapplicable.

         1-A(8)           Distribution and Servicing Agreement among EQ Financial Consultants, Inc. (formerly known as Equico Securities, Inc.), Equitable and Equitable Variable dated as of May 1,
                          1994, previously filed with this Registration Statement File No. 333-17633 on December
                          11, 1996.

         1-A(8)(i)        Schedule of Commissions, previously filed with this Registration Statement File No.
                          333-17633 on December 11, 1996.

         1-A(9)           Agreement and Plan of Merger of Equitable Variable with and into Equitable dated
                          September 19, 1996, previously filed with this Registration Statement File No. 333-
                          17633 on December 11, 1996.

         1-A(10)(a)       Application Form EV4-200N, previously filed with this Registration Statement File
                          No. 333-17633 on December 11, 1996.

         1-A(10)(b)       Application Form EV4-200P, previously filed with this Registration Statement File
                          No. 333-17633 on December 11, 1996.

         1-A(10)(c)       Application Form EV4-200Q, previously filed with this Registration Statement File
                          No. 333-17633 on December 11, 1996.


Other Exhibits:

         2(a)             Opinion and Consent of Mary P. Breen, Vice President and Associate General Counsel of
                          The Equitable Life Assurance Society of the United States, previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         2(b)(i)          Opinion and Consent of Joseph O. North, Vice President and Senior Actuary, relating to the SP-1 policies, previously filed with this Registration Statement File No. 333-17633 on
                          December 11, 1996.

         2(b)(ii)         Opinion  and  Consent  of  Joseph  O.  North,  Vice President  and  Senior  Actuary,
                          relating  to  the Champion  and  the  Basic  and  Expanded  policies, previously filed with this  Registration  Statement File No. 333-17633 on December 11, 1996.





         2(b)(iii)        Consent of Joseph O. North, Vice President and Senior Actuary, relating to Exhibits
                          2(b)(i) and 2(b)(ii), previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         3                Inapplicable.

         4                Inapplicable.

         6                Consent of Independent Public Accountant.

         7(a)             Powers of Attorney.

         8                Amended and Restated Description of Equitable's Issuance, Transfer and Redemption
                          Procedures for Policies pursuant to Rule 6e-2(b)(12)(ii), previously filed with this Registration Statement File No. 333-17633 on December 11, 1996.

         9                Schedule Regarding Equitable Variable Policies and Related Post-Effective Amendment,
                          previously filed with this Registration Statement File No. 333-17633 on April 30, 1997.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements for effectiveness of this amendment to the Registration Statement pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, in the City and State of New York, on the 25th day of April, 2000.

                                     SEPARATE ACCOUNT FP OF THE EQUITABLE
                                     LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                                               REGISTRANT
                                     By:   THE EQUITABLE LIFE
                                           ASSURANCE SOCIETY OF
                                           THE UNITED STATES,
                                           DEPOSITOR



                                     By:   /s/ Mildred M. Oliver
                                           ------------------------------
                                               Mildred M. Oliver
                                               Vice President



Attest:  /s/ Linda Galasso
        ------------------------
            (Linda Galasso)
             Assistant Secretary
             April 25, 2000

                                   SIGNATURES

      Pursuant to the requirements of the Securities Act of 1933, the Depositor has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on the 25th day of April, 2000.

                                            THE EQUITABLE LIFE ASSURANCE
                                            SOCIETY OF THE UNITED STATES


                                            By:  /s/ Mildred M. Oliver
                                                --------------------------------
                                                     Mildred M. Oliver
                                                     Vice President

      Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated:


PRINCIPAL EXECUTIVE OFFICERS:

*Edward D. Miller                   Chairman of the Board and
                                    Chief Executive Officer

*Michael Hegarty                    President and Chief Operating Officer

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                   Vice Chairman of the Board
                                    and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Alvin H. Fenichel                  Senior Vice President and Controller



*DIRECTORS:


Francoise Colloc'h      Donald J. Greene               George T. Lowy
Henri de Castries       John T. Hartley                Edward D. Miller
Joseph L. Dionne        John H.F. Haskell, Jr.         Didier Pineau-Valencienne
Denis Duverne           Michael Hegarty                George J. Sella, Jr.
Jean-Rene Fourtou       Mary R. (Nina) Henderson       Peter J. Tobin
Norman C. Francis       W. Edwin Jarmain               Stanley B. Tulin
                                                       Dave H. Williams


*By:  /s/ Mildred M. Oliver
     -----------------------
          Mildred M. Oliver
          Attorney-in-Fact
          April 25, 2000

                                  EXHIBIT INDEX


EXHIBIT NO.                                                                                        TAG VALUE
-----------                                                                                        ---------





6             Consent of Independent Public Accountant.                                            EX-99.6

7(a)          Powers of Attorney.                                                                  EX-99.7a



